Exhibit 10.1

Execution Version

Venator Finance S.à r.l.

Venator Materials LLC

9.500% Senior Secured Notes due 2025

Purchase Agreement

May 8, 2020

J.P. Morgan Securities LLC

c/o	J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

As Representative of the several Purchasers named in Schedule I hereto

Ladies and Gentlemen:

Venator Finance S.à r.l., a private limited liability company (société à responsabilité limitée) (“Venator Finance”) incorporated under the laws of the Grand Duchy of Luxembourg (“Luxembourg”), having its registered office at 8-10 avenue de la Gare, L-1610 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (R.C.S. Luxembourg) under number B215641 and Venator Materials LLC, a Delaware limited liability company (“Venator LLC” and, together with Venator Finance, the “Issuers”), propose, subject to the terms and conditions stated in this agreement (this “Agreement”), to issue and sell to the Purchasers named in Schedule I hereto (the “Purchasers”) an aggregate of $225,000,000 principal amount of the Issuers’ 9.500% Senior Secured Notes due 2025 (the “Securities”). The Securities will be issued under an indenture (the “Initial Indenture”), to be dated as of May 22, 2020 by and among the Issuers, the Guarantors (as defined below) and Wilmington Trust, National Association, as trustee (the “Trustee”) and as collateral agent (the “Notes Collateral Agent”). As used herein, the term “Indenture” shall mean the Indenture, as supplemented from time to time by the Post-Closing Supplemental Indentures (as defined below). J.P. Morgan Securities LLC shall act as representative (the “Representative”) of the several Purchasers.

The obligations of the Issuers, including the due and punctual payment of interest on the Securities, will be fully, irrevocably, and unconditionally guaranteed on a senior secured basis (but subject to applicable local law limitations), jointly and severally (the “Guarantees”) by Venator Materials plc, a public limited company organized under the laws of England and Wales (the “Parent”) and each of Parent’s subsidiaries (other than the Issuers) that is a borrower or provides a guarantee under the ABL Facility Agreement (the “ABL Facility”), dated August 8, 2017, by and among Venator LLC, the borrowers party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative and collateral agent (in such capacity, the “ABL Administrative Agent”) or the Term Loan Credit Agreement (the “Term Loan Facility” and, together with the ABL Facility, the “Senior Credit Facilities”), dated August 8, 2017, by and among the Parent, Venator Finance and Venator LLC, as borrowers, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative and collateral agent (in such capacity, the “Term Loan Administrative Agent”), of which, subject to the paragraph immediately below, as of the date hereof are identified as those subsidiaries set forth in Schedule II (together with the Parent, the “Guarantors”). Unless the context otherwise requires, any reference herein to the “Securities” shall include a reference to the Guarantees.

Certain of the Guarantors as set forth on Schedule II (the “Post-Closing Guarantors”) will not guarantee the obligations of the Issuers at the Time of Delivery, but will enter into one or more supplemental indentures (the “Post-Closing Supplemental Indentures”) with the Trustee within the time periods set forth on Schedule II, pursuant to which the Post-Closing Guarantors will guarantee the obligations of the Issuers under the Indenture as of and from such date of execution. Prior to such occurrence, the obligations of the Issuers will not be guaranteed by the Post-Closing Guarantors and the Post-Closing Guarantors will not be Guarantors hereunder.

The Securities and the Guarantees will be secured by (a) a first-priority lien, subject to Permitted Liens (as defined below), on the assets of the Issuers and Guarantors set forth in the Collateral Documents, other than the ABL Priority Collateral (the “Notes Priority Collateral”) and (b) a second-priority lien, subject to the first-priority liens securing the ABL Facility and to Permitted Liens, in the ABL Priority Collateral (the “ABL Priority Collateral” and, together with the Notes Priority Collateral, the “Collateral”) that secures the ABL Facility on a first-priority basis. The Collateral shall be described in: (a) with respect to real property located in the United States and listed on Exhibit 1 hereto, to be delivered in accordance with Exhibit 2 hereto, the mortgages, deeds of trust, deeds to secure debt or similar agreements (collectively, the “Mortgages”), (b) with respect to other Collateral, the Security Agreements listed on Exhibit 3 hereto (the “Security Agreements”) (including, with respect to the grants of security interests by Guarantors organized under the laws of the United States in registrations and/or applications for United States trademarks, patents and copyrights (and exclusive licenses in any of the foregoing), in the Security Agreements or, respectively, in the Trademark Security Agreement, the Patent Security Agreement and the Copyright Security Agreement, each to be dated as of the Time of Delivery and entered into by each of the Issuers and the Guarantors, as provided therein (the “Trademark Security Agreement,” “Patent Security Agreement” and “Copyright Security Agreement,” respectively, and, collectively, the “Intellectual Property Security Agreements”), each to be delivered to the Trustee, granting a first-priority lien in the Notes Priority Collateral and a second-priority lien in the ABL Priority Collateral, in each case, subject to Permitted Liens, in favor of the Notes Collateral Agent for its benefit and for the benefit of the Trustee and each holder of the Securities and the successors and assigns of the foregoing. The term “Collateral Documents,” as used herein, shall mean the Mortgages and the Security Agreements, together with any other filings, amendments, joinders, supplements and agreements required to create or perfect or render opposable to third parties the liens in the Collateral. The rights of the holders of the Securities with respect to the Collateral shall be further governed by (i) the ABL Intercreditor Agreement (the “ABL Intercreditor Agreement”), dated as of August 8, 2017, among the ABL Administrative Agent, the Term Loan Administrative Agent, JPMorgan Chase Bank, N.A., as common collateral agent (the “Common Collateral Agent”), and the other parties thereto, as supplemented by a joinder, dated as of the Time of Delivery, by the Notes Collateral Agent and acknowledged by the ABL Administrative Agent, the Term Loan Administrative Agent and the Common Collateral Agent (the “ABL Intercreditor Joinder”), and (ii) a First Lien Pari Passu Intercreditor Agreement (the “Pari Passu Intercreditor Agreement” and, together with the ABL Intercreditor Joinder, the “Intercreditor Documents”), dated as of the Time of Delivery, among the Issuers, the Guarantors, the Notes Collateral Agent and the Term Loan Administrative Agent.

On or before the Post-Closing Date (as defined below) applicable to it, each Post-Closing Guarantor shall execute and deliver an accession agreement to this Agreement, the form of which is attached hereto as Schedule V (each, an “Accession Agreement”), whereby each such Post-Closing Guarantor will agree to observe and fully perform all of the rights, obligations and liabilities contemplated herein as if it were an original signatory hereto. The representations, warranties, authorizations, acknowledgements and covenants and agreements of each Post-Closing Guarantor shall not become effective as to such Post-Closing Guarantor until the execution by the applicable Post-Closing Guarantor of its applicable Accession Agreement, at which time such representations, warranties, authorizations, acknowledgements, covenants and agreements shall become effective as to such Post-Closing Guarantor as if made on the date hereof. Until each Post-Closing Guarantor enters into its applicable Accession Agreement in accordance with the terms hereof, the Issuers and Guarantors party to this Agreement as of the date hereof hereby make the representations and warranties and expressly assume, and agree to perform and discharge, all of the obligations and liabilities of the Post-Closing Guarantors under this Agreement, including without limitation, any indemnity and contribution obligations under this Agreement.

The term “Transaction Documents” refers to this Agreement, the Accession Agreements, the Securities, the Indenture, the Collateral Documents and the Intercreditor Documents.

1.	As of the Applicable Time and as of the Time of Delivery, the Issuers and the Guarantors jointly and severally represent and warrant to, and agree with, each of the Purchasers that:

(a)	A preliminary offering memorandum, dated May 8, 2020 (the “Preliminary Offering Memorandum”) and an offering memorandum, dated May 8, 2020 (the “Offering Memorandum”) have been prepared in connection with the offering of the Securities. The Preliminary Offering Memorandum, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(b)), is hereinafter referred to as the “Pricing Memorandum.” Any reference to the Preliminary Offering Memorandum, the Pricing Memorandum or the Offering Memorandum shall be deemed to refer to and include (i) any document incorporated by reference therein, and (ii) any Additional Issuer Information (as defined in Section 5(f)) furnished by the Issuers prior to such specified date. Any reference to “amend,” “amendment” or “supplement” with respect to the Preliminary Offering Memorandum, the Pricing Memorandum or the Offering Memorandum shall be deemed to refer to and include any documents filed after such date and incorporated by reference therein. The Preliminary Offering Memorandum or the Offering Memorandum and any amendments or supplements thereto did not and will not, as of their respective dates or as of the Time of Delivery with respect to the Offering Memorandum, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuers by a Purchaser through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by any Purchaser consists of the information described as such in Section 9(f) hereof;

(b)	For the purposes of this Agreement, the “Applicable Time” is 2:15 p.m. (Eastern time) on May 8, 2020; the Pricing Memorandum as supplemented by the information set forth in Schedule IV hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Supplemental Disclosure Document (as defined in Section 6(a)(i)), if any, listed on Schedule III hereto does not conflict with the information contained in the Pricing Memorandum or the Offering Memorandum and each such Issuer Supplemental Disclosure Document, if any, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Supplemental Disclosure Document in reliance upon and in conformity with information furnished in writing to the Issuers by a Purchaser through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by any Purchaser consists of the information described as such in Section 9(f) hereof;

(c)	The documents incorporated by reference in each of the Pricing Disclosure Package and the Offering Memorandum, when they were filed with the U.S. Securities and Exchange Commission (the “Commission”), conformed or will conform, as the case may be, in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission thereunder, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(d)	As of the Applicable Time, the Parent has an authorized capitalization as set forth in the Pricing Disclosure Package and the Offering Memorandum; all of the outstanding membership interests, shares of capital stock or other ownership interests, as the case may be, of the Parent and each of its subsidiaries (other than the Issuers) (each a “Subsidiary” and collectively, the “Subsidiaries”) have been duly authorized and validly issued, are fully paid and nonassessable (except, with respect to the Issuers and any Subsidiary that is a limited liability company, (i) that a member may be obligated to make contributions to the Issuers or such Subsidiary that such member has agreed to make, (ii) that a member may be obligated to repay funds wrongfully distributed to it or (iii) as otherwise provided by the limited liability company agreement for such limited liability company) and were not issued in violation of any preemptive or similar rights; except as set forth in the Pricing Disclosure Package, all the outstanding membership interests, shares of capital stock or other ownership interests, as the case may be, of the Issuers or the Subsidiaries which are owned by the Issuers or the Parent, as applicable, are owned by the Issuers or the Parent free and clear of all liens, encumbrances, equities and claims other than (y) those imposed by the laws of non-U.S. jurisdictions, the Securities Act of 1933, as amended (the “Act”), and the securities or “Blue Sky” laws of certain jurisdictions and (z) the security interests granted in connection with the Senior Credit Facilities;

(e)	(i) The Parent has been duly formed and is validly existing as a public limited company organized under the laws of England and Wales, (ii) Venator LLC has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, (iii) Venator Finance has been duly formed and is validly existing as a private limited liability company (société à responsabilité limitée) incorporated under the laws of Grand Duchy of Luxembourg and (iv) each of the Subsidiaries is duly organized or incorporated, as the case may be, validly existing and in good standing (to the extent such concept exists) under the laws of its jurisdiction of organization or incorporation, as the case may be, and each of the Parent, the Issuers and the Subsidiaries has all requisite corporate or other power and authority to own its properties and conduct its business as now conducted and as described in the Pricing Disclosure Package and has been duly qualified as a foreign corporation or limited liability company, or other business entity, as the case may be, for the transaction of business and is in good standing or other equivalent local law status in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing or other equivalent local law status would not, individually or in the aggregate, have a material adverse effect on the general affairs, management, business, condition (financial or otherwise), prospects or results of operations of the Parent, the Issuers and the Subsidiaries, taken as a whole (any such event, a “Material Adverse Effect”);

(f)	Each of the Issuers and the Guarantors has all requisite power and authority to execute, deliver and perform their respective obligations under the Transaction Documents, to the extent each is a party thereto, including granting the liens and security interests to be granted by it pursuant to the Indenture and the Collateral Documents, and to consummate the transactions contemplated hereby and thereby, including, without limitation, the power and authority to issue, sell and deliver the Securities as contemplated by this Agreement;

(g)	This Agreement has been duly and validly authorized, executed and delivered by the Issuers and the Guarantors;

(h)	The Initial Indenture has been duly and validly authorized, and, at the Time of Delivery, when executed and delivered by the Issuers and the Guarantors, will constitute a valid and binding agreement of the Issuers and the Guarantors, enforceable against each of them in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) to the extent applicable to the relevant Issuer (together, with respect to Guarantors organized under the laws of England and Wales only, with (v) the time barring of claims under any applicable laws, (w) the possibility that an undertaking to assume liability for or indemnify a person against non-payment of stamp duty may be void, (x) defenses of set-off or counterclaim, (y) similar principles, rights and defenses to any of the foregoing in this paragraph in any applicable jurisdiction, and (z) any other matters which are set out as qualifications or reservations as to matters of law or general application in the opinions delivered pursuant to Section 8 hereof, the “Enforceability Exceptions”); on or prior to the applicable Post-Closing Date, the Post-Closing Supplemental Indentures will be duly and validly authorized by each Post-Closing Guarantor, and on or prior to the applicable Post-Closing Date, the Supplemental Indentures will be executed and delivered by the applicable Post-Closing Guarantors and the Initial Indenture, as supplemented by the Post-Closing Supplemental Indentures, will constitute a valid and binding agreement of the applicable Post-Closing Guarantors, enforceable against each of them in accordance with its terms, except that the enforcement thereof may be subject to the applicable Enforceability Exceptions;

(i)	The Securities have been duly and validly authorized for issuance and sale to the Purchasers by the Issuers pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof, will be the valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with their terms and entitled to the benefits of the Indenture, except that the enforcement thereof may be subject to the applicable Enforceability Exceptions;

(j)	The Guarantees have been duly and validly authorized for issuance by the Guarantors and, at the Time of Delivery, when the Securities are duly and validly executed, issued and authenticated in accordance with the terms of the Indenture and when the Securities are delivered against payment therefor in accordance with the terms hereof, the Guarantees will be the valid and binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms and entitled to the benefits of the Indenture, except that the enforcement thereof may be subject to the applicable Enforceability Exceptions and;

(k)	Each of the Collateral Documents required to be executed at the Time of Delivery and the Intercreditor Documents has been duly and validly authorized by the Issuers and each of the Guarantors, to the extent a party thereto, and at the Time of Delivery, each of the Collateral Documents required to be delivered at such time and the Intercreditor Documents will be duly executed and delivered by the Issuers and each of the Guarantors, to the extent a party thereto, and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Issuers and each of the Guarantors, to the extent a party thereto, enforceable against the Issuers and each of the Guarantors, to the extent a party thereto, in accordance with its terms, subject to the Enforceability Exceptions and, to the extent of the liens granted thereunder, to Permitted Liens (as defined below); on or prior to the applicable Post-Closing Date, the Collateral Documents permitted to be executed on or prior to the Post Closing Date will be duly and validly authorized by the each of the Post-Closing Guarantors, to the extent a party thereto, and on or prior to the Post-Closing Date, each of the Collateral Documents required to be delivered at or prior to such time will be duly executed and delivered by each of the Post-Closing Guarantors, the extent a party thereto, and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of each of the Post-Closing Guarantors, to the extent a party thereto, enforceable against each of the Post-Closing Guarantors, to the extent a party thereto, in accordance with its terms, subject to the Enforceability exceptions and, to the extent of the liens granted thereunder, to Permitted Liens;

(l)	No consent, approval, authorization or order of any court or governmental agency or body, or third party is required for the performance of any of the Transaction Documents by the Issuers and the Guarantors (including, but not limited to, the filing of any applicable fixture filings relating to the real property covered by the Mortgages, the filing of any applicable financing statements or analogous filings pursuant to the Security Agreements or the filing of any Intellectual Property Security Agreements), to the extent each is a party thereto, the consummation by the Issuers and the Guarantors of the sale of the Securities to the Purchasers, or the grant and perfection or opposability to third parties of liens and security interests in the Collateral pursuant to the Mortgages and the Security Agreements, except (i) such as may be required under state securities or “Blue Sky” laws in connection with the purchase and resale of the Securities by the Purchasers, (ii) to perfect or render opposable to third parties the Trustee’s or the Notes Collateral Agent’s security interests and liens granted pursuant to the Mortgages, the Security Agreements, or the Intellectual Property Security Agreements and the financing statements or analogous filings related thereto or (iii) such consents, which if not obtained would not reasonably be expected to, individually or in the aggregate, materially and adversely affect the offering of the Securities;

(m)	Neither the Issuers nor any of the Guarantors is (i) in violation of its certificate of incorporation or bylaws (or similar organizational document), (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to it or any of its properties or assets or (iii) in breach of or default under (nor has any event occurred which, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which it is a party or to which any of their respective properties or assets are subject (collectively, “Contracts”), except, in the case of clause (ii) or (iii), for any such breach, default, violation or event (x) which would not, individually or in the aggregate, have a Material Adverse Effect or (y) which has been waived by the other party;

(n)	The execution, delivery and performance by the Issuers and the Guarantors, to the extent each is a party thereto, of each of the Transaction Documents (including, but not limited to, the filing of any applicable fixture filings relating to the real property covered by the Mortgages, the filing of any applicable financing statements or analogous filings pursuant to the Security Agreements or the filing of the Intellectual Property Security Agreements), the grant and perfection or opposability to third parties of liens and security interests in the Collateral pursuant to the Mortgages and the Security Agreements and the consummation by the Issuers and the Guarantors of the transactions contemplated hereby and thereby, and the fulfillment of the terms hereof and thereof, will not conflict with or constitute or result in a breach of or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of any of (i) the terms or provisions of any Contract, except for any such conflict, breach, violation, default or event which has been waived by the other party, (ii) the certificate of incorporation or bylaws (or similar organizational document) of the Issuers or the Guarantors or (iii) (assuming compliance with all applicable federal and state securities or “Blue Sky” laws and assuming the accuracy of the representations and warranties of the Purchasers in Section 3 hereof) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Issuers or the Guarantors or any of their respective properties or assets, except, in the case of clause (i) or (iii), for any such conflict, breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect;

(o)	Each of the Transaction Documents, to the extent described therein, conforms or will at the Time of Delivery conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum. The Collateral conforms in all material respects to the description thereof contained in each of the Pricing Disclosure Package and the Offering Memorandum;

(p)	(i) Upon execution and delivery, the Mortgages will be effective to grant a legal, valid and enforceable mortgage lien or security title and security interest on all of the mortgagor’s right, title and interest in the real property listed on Exhibit 1 hereto (each, a “Mortgaged Property” and, collectively, the “Mortgaged Properties”). When the Mortgages are duly recorded in the proper recorders’ offices or appropriate public records and the mortgage recording fees and taxes in respect thereof are paid and compliance is otherwise had with the formal requirements of applicable state law, applicable to the recording of real estate mortgages generally, each such Mortgage shall constitute a validly perfected and enforceable first-priority lien or security title and security interest in the related Mortgaged Property constituting Collateral in favor of the Notes Collateral Agent for the benefit of itself, the Trustee and the holders of the Securities, subject only to Permitted Liens (as defined below) and to the Enforceability Exceptions;

(ii) Upon execution, delivery and, as applicable, completion of any registration formalities that may be required under any Security Agreements, each of the Security Agreements will be effective to grant a legal, valid and enforceable lien in all of the grantor’s right, title and interest in the Collateral (other than the Mortgaged Properties);

(iii) To the extent applicable in the relevant jurisdictions, upon due and timely filing and/or recording of the financing statements or analogous filing and Intellectual Property Security Agreements, as applicable, with respect to the Collateral described in the Security Agreements (the “Personal Property Collateral”), the liens granted thereby will constitute valid, perfected, opposable to third parties first-priority liens and security interests in the Personal Property Collateral constituting Notes Priority Collateral and valid, perfected, opposable to third parties second-priority liens and security interests in the Personal Property Collateral constituting ABL Priority Collateral, to the extent such liens can be perfected or rendered opposable to third parties by the filing and/or recording, as applicable, of financing statements or analogous filings and Intellectual Property Security Agreements in favor of the Notes Collateral Agent for the benefit of itself, the Trustee and the holders of the Securities, and such liens will be enforceable in accordance with the terms contained therein against all creditors of any grantor and subject only to liens expressly permitted to be incurred or exist on the Collateral under the Indenture (“Permitted Liens”); and

(iv) The Issuers and the Subsidiaries collectively own, have rights in or have the power and authority to collaterally assign rights in the Collateral, free and clear of any liens other than the Permitted Liens;

(q)	The historical consolidated financial statements of the Parent included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum present fairly the financial position, results of operations and cash flows of the Parent at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles, applied on a consistent basis, except as otherwise stated therein. The assumptions used in the as adjusted financial information included in each of the Pricing Disclosure Package and the Offering Memorandum are reasonable, and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in each of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. As of December 31, 2019, there were no material weaknesses in the Parent’s internal controls;

(r)	Except as described in the Pricing Disclosure Package, there is not pending or, to the best of the Issuers’ and Guarantors’ knowledge, threatened any action, suit, proceeding, inquiry or investigation to which the Parent, the Issuers or any of the Subsidiaries is a party, or to which any of their respective properties or assets are subject before or brought by any court, arbitrator or governmental agency or body, which, if determined adversely to the Parent, the Issuers or such Subsidiary, would have a Material Adverse Effect, or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the (i) issuance or sale of the Securities to be sold hereunder, (ii) use of the proceeds of such sale by the Issuers as described in the Pricing Disclosure Package under the caption “Use of proceeds” or (iii) consummation of the transactions contemplated by the Transaction Documents;

(s)	Each of the Parent, the Issuers and the Subsidiaries owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the businesses as now or proposed to be operated by it as described in the Pricing Disclosure Package, except where the failure to own or possess such licenses or other rights would not, individually or in the aggregate, have a Material Adverse Effect, and neither the Parent, the Issuers nor any of the Subsidiaries has received any notice of infringement of or conflict with (and knows of no such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how which, if such assertion of infringement or conflict were sustained, would, individually or in the aggregate, have a Material Adverse Effect;

(t)	The information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) of each of the Parent, the Issuers and the Subsidiaries are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Parent, the Issuers and the Subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. Each of the Parent, the Issuers and the Subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. Each of the Parent, the Issuers and the Subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification. Each of the Parent, the Issuers and the Subsidiaries has taken all necessary actions to comply with the European Union General Data Protection Regulation;

(u)	Except with respect to Environmental Laws (which are dealt with exclusively in clause (dd) below), each of the Parent, the Issuers and the Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made or will have made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, presently required or necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as now or proposed to be conducted as set forth in the Pricing Disclosure Package (“Permits”), except where the lack thereof would not, individually or in the aggregate, have a Material Adverse Effect; each of the Parent, the Issuers and the Subsidiaries has fulfilled and performed all its obligations with respect to such Permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder of any such Permit except as would not, individually or in the aggregate, have a Material Adverse Effect; and neither the Parent, the Issuers nor any of the Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Pricing Disclosure Package or except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

(v)	Except as described or contemplated in the Pricing Disclosure Package, since the date of the most recent financial statements appearing or incorporated by reference in the Pricing Disclosure Package (exclusive of any amendments or supplements thereto), (i) neither the Parent, the Issuers nor any of the Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into or agreed to enter into any transactions or contracts (written or oral) not in the ordinary course of business which liabilities, obligations, transactions or contracts would, individually or in the aggregate, have a Material Adverse Effect, (ii) neither the Parent, the Issuers nor any of the Subsidiaries has purchased any of its outstanding capital stock or other ownership interests, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock or other ownership interests and (iii) there has not been any change in the membership interests, capital stock or other ownership interests or long-term indebtedness of the Parent, the Issuers or any of the Subsidiaries which would, individually or in the aggregate, have a Material Adverse Effect;

(w)	Each of the Parent, the Issuers and the Subsidiaries has filed all necessary federal, state, local and foreign tax returns, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and has paid all taxes due and payable (whether or not shown as due thereon) other than taxes which the Parent, an Issuer or a Subsidiary is contesting in good faith and for which the Parent, such Issuer or such Subsidiary has provided adequate reserves, except where the failure to pay such taxes would not, individually or in the aggregate, have a Material Adverse Effect; and other than tax deficiencies which the Parent, an Issuer or a Subsidiary is contesting in good faith and for which the Parent, such Issuer or such Subsidiary has provided adequate reserves, there is no tax deficiency that has been asserted against the Parent, the Issuers or any Subsidiary that would have, individually or in the aggregate, a Material Adverse Effect;

(x)	No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Pricing Disclosure Package or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;

(y)	The statistical and market-related data included or incorporated by reference in the Pricing Disclosure Package are based on or derived from sources which the Parent and the Issuers believe to be reliable;

(z)	Neither the Issuers, the Guarantors nor, to the knowledge of the Issuers or the Guarantors, any of their respective agents acting on their behalf has taken or will take any action that might cause this Agreement or the sale of the Securities to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System, in each case as in effect on the date hereof, or as the same may hereafter be in effect, on the Time of Delivery;

(aa)	Prior to the date hereof, neither the Issuers, the Guarantors nor, to the knowledge of the Issuers or the Guarantors, any of their Affiliates (as defined in Rule 501(b) of Regulation D under the Act) has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Issuers or Guarantors in connection with the offering of the Securities;

(bb)	Each of the Parent, the Issuers and the Subsidiaries has good and valid fee simple title to all real and personal property described in the Pricing Disclosure Package as being owned by it and good and a valid leasehold interest in the real and personal property described in the Pricing Disclosure Package as being leased by it, including the real property described in or referred to in the Mortgages, in each case free and clear of all liens, charges, encumbrances, or restrictions except for Permitted Liens, in the case of Mortgaged Properties, and, in the case of all other real and personal property, those that (i) do not materially interfere with the use made and proposed to be made of such property by the Parent, the Issuers and the Subsidiaries, or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(cc)	There are no legal or governmental proceedings involving or affecting the Parent, the Issuers or any of the Subsidiaries or any of their respective properties or assets which would be required to be described in a prospectus pursuant to the Act that are not described in the Pricing Disclosure Package, nor are there any material contracts or documents which would be required to be described in a prospectus pursuant to the Act that are not described in the Pricing Disclosure Package;

(dd)	Except as described in the Pricing Disclosure Package or as would not, individually or in the aggregate, have a Material Adverse Effect, (A) each of the Parent, the Issuers and the Subsidiaries is in compliance with and not subject to any outstanding liability that has been assessed under applicable Environmental Laws, (B) each of the Parent, the Issuers and the Subsidiaries has made all filings and provided all notices required under any applicable Environmental Law, and is in compliance with all Permits required under any applicable Environmental Laws, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter pending (and for which notice has been received) or, to the knowledge of the Parent, threatened against the Issuers or any of the Subsidiaries under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Parent, the Issuers or any of the Subsidiaries, (E) neither the Parent, the Issuers nor any of the Subsidiaries has received notice or request for information indicating that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), or any comparable state law and (F) no property or facility of the Parent, the Issuers or any of the Subsidiaries is listed or proposed for listing on the National Priorities List under CERCLA or on any comparable list maintained by any state or local governmental authority. For purposes of this Agreement, “Environmental Laws” means all applicable federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of hazardous materials, into the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous materials and (iii) underground and aboveground storage tanks, and related piping, and emissions, discharges, releases or threatened releases therefrom;

(ee)	To the knowledge of the Parent, the Issuers or any of the Subsidiaries, except as described in the Pricing Disclosure Package, there is no strike, labor dispute, slowdown or work stoppage with the employees of the Parent, the Issuers or any of the Subsidiaries which is pending or threatened, except any such strike, labor dispute, slowdown or work stoppage that would not, individually or in the aggregate, have a Material Adverse Effect;

(ff)	Each of the Parent, the Issuers and the Subsidiaries carries or is entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect. Each of the Parent, the Issuers and the Guarantors have no reason to believe that they or any of the Subsidiaries will not be able (A) to renew its existing insurance coverage as and when such policies expire or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected to result in a Material Adverse Effect;

(gg)	Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) for which the Parent, the Issuers or any members of their “Controlled Groups” (defined as any entity, whether or not incorporated, that is under common control with the Parent or Issuers within the meaning of Section 4011(a)(14) of ERISA or any entity that would be regarded as a single employer with the Parent or Issuers under Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance in all material respects with all applicable provisions of ERISA and the Code; no prohibited transaction (as defined in Section 406 of ERISA or Section 4975 of the Code) has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan has failed, or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code applicable to such Plan; (iv) no Plan is or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA), and no Plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA is in “endangered status” or “critical status” (within the meaning of Section 304 and 305 of ERISA; (v) the fair market value of the assets of each such Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions under to fund such Plan); (vi) no “reportable event (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred or is reasonably expected to occur; and (vii) neither Parent, Issuers, nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guarantee Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan within the meaning of Section 4001(a)(3) of ERISA); except in each case with respect to the events or conditions set forth in (i) through (vii) (which would not, individually or in the aggregate, have a Material Adverse Effect;

(hh)	The Parent maintains an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Parent in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Parent’s management as appropriate to allow timely decisions regarding required disclosure. The Parent has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act;

(ii)	The Parent maintains a system of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, its principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Parent maintains internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) interactive data in eXtensible Business Reporting Language included or incorporated by reference in each of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum is prepared in accordance with the Commission’s rules and guidelines applicable thereto;

(jj)	There is and has been no failure on the part of the Parent or any of the Parent’s directors or officers, in their capacities as such, to comply in any material respect with any provision of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications;

(kk)	Neither the Parent, the Issuers nor any of the Subsidiaries is, or upon consummation of the transactions contemplated hereby and application of the proceeds as set forth in the Pricing Disclosure Package and the Offering Memorandum will be, an “investment company” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(ll)	At and immediately after the Time of Delivery, the Issuers and the Guarantors, taken together and not separately (after giving effect to the issuance and sale of the Securities, the issuance of the Guarantees and the other transactions related thereto as described in each of the Pricing Disclosure Package and the Offering Memorandum) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date and entity, that on such date (i) the fair value (and present fair saleable value) of the assets of the entities is not less than the total amount required to pay the probable liability of the entities on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the entities, in the aggregate, are able to realize upon their assets and pay their debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance and sale of the Securities and the issuance of the Guarantees as contemplated by this Agreement, the Pricing Disclosure Package and the Offering Memorandum, the entities do not have, intend to incur or believe that it will incur debts or liabilities beyond their ability to pay as such debts and liabilities mature; (iv) the entities are not engaged in any business or transaction, and do not propose to engage in any business or transaction, for which their collective property would constitute unreasonably small capital; and (v) the entities are not defendants in any civil action that would result in a judgment that the entities are or would become unable to satisfy;

(mm)	Neither the Issuers, the Guarantors nor, to the knowledge of the Issuers or the Guarantors, any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent (other than, in the case of the following clauses (ii) and (iii), the Purchasers, as to which no representation is made), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any “security” (as defined in the Act) which is or could be integrated with the sale of the Securities to the Purchasers in a manner that would require the registration under the Act of the sale of the Securities to the Purchasers, (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Act or (iii) engaged in any direct selling efforts within the meaning of Regulation S under the Act (“Regulation S”) and all such persons have complied with the applicable offering restrictions requirement of Regulation S;

(nn)	Assuming the accuracy of the representations and warranties of the Purchasers in Section 3 hereof, it is not necessary in connection with the issuance, offer, sale and delivery of the Securities to the Purchasers in the manner contemplated by this Agreement to register any of the Securities under the Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “TIA”);

(oo)	No securities of the Issuers or any Guarantor are of the same class (within the meaning of Rule 144A under the Act) as the Securities and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system;

(pp)	Each of Deloitte LLP and Deloitte & Touche LLP, which have audited certain financial statements of the Parent, is an independent registered public accounting firm with respect to the Parent within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States), as required by the Act and the rules and regulations of the Commission thereunder;

(qq)	None of the Parent, the Issuers, any of their Subsidiaries or, to the knowledge of the Issuers or any of the Guarantors, any director, officer, agent, employee, affiliate of or other person associated with or acting on behalf of the Parent, the Issuers or any of their Subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful payment. The Parent, the Issuers and their Subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws;

(rr)	The operations of the Parent, the Issuers and their Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Parent, the Issuers or any of their Subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Parent, the Issuers or any of their Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Issuers or any of the Guarantors, threatened;

(ss)	None of the Parent, the Issuers, any of their Subsidiaries or, to the knowledge of the Issuers or any of the Guarantors, any director, officer, agent, employee or affiliate of the Parent, the Issuers or any of their Subsidiaries is currently subject to any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority (collectively, “Sanctions”), nor are the Parent, the Issuer, any of their Subsidiaries or any of the Guarantors located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea or Syria (each, a “Sanctioned Country”); and the Issuers will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to unlawfully fund or facilitate any activities of or business with any person or entity that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as initial purchaser, underwriter, advisor, investor or otherwise) of applicable Sanctions. For the past eighteen months, the Parent, the Issuers and their Subsidiaries have not knowingly engaged in, are not now knowingly engaged in and will not engage in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of applicable Sanctions or with any Sanctioned Country. The representations and warranties made under this Section 1(ss) will not apply if and to the extent that the expression of, or compliance with, or receipt and acceptance of, the representations would breach the German Foreign Trade Ordinance (Verordnung zur Durchführung des Außenwirtschaftsgesetzes), EU Regulation (EC) 2271/96 or any similar applicable German anti-boycott law or regulation;

(tt)	Neither the Parent, the Issuers, any of their Subsidiaries or, to the knowledge of the Parent, any director, officer, agent, employee or affiliate of the Parent, the Issuers or any of their Subsidiaries has distributed and, prior to the later to occur of (i) the Time of Delivery and (ii) the completion of the distribution of the Securities, will distribute any material referring to the offering and sale of the Securities other than the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or other materials, if any, permitted by the Act and the Financial Services and Markets Act 2000 (the “FSMA”) (or regulations promulgated pursuant to the FSMA) or required to be distributed by the Luxembourg Stock Exchange, as the case may be;

(uu)	There are no stamp, registration or other issuance or transfer taxes or duties or other similar fees or charges required to be paid by or on behalf of the Purchasers in the United Kingdom or Luxembourg or any political subdivision or taxing authority thereof in connection with (i) the execution and delivery of the Transaction Documents, (ii) the creation, issuance, delivery or sale of the Securities to the Purchasers or (iii) the offer or sale of the Securities by the Purchasers to initial purchasers thereof in the manner contemplated by this Agreement;

(vv)	Except as otherwise disclosed in the Pricing Disclosure Package and the Offering Memorandum, all payments to be made by the Issuers or the Guarantors on or by virtue of the execution delivery, performance or enforcement of the Transaction Documents and all interest, principal, premium, if any, additional amounts, if any, and other payments under the Transaction Documents, under the current laws and regulations of Luxembourg, and any political subdivision thereof, will not be subject to withholding or deductions for or on account of taxes under the current laws and regulations of Luxembourg and any political subdivision thereof and are otherwise payable free and clear of any other withholding or deduction or similar taxes in Luxembourg and any political subdivision thereof, and without the necessity of obtaining any governmental authorization in Luxembourg; and

(ww)	Any final judgment for a fixed or determined sum of money rendered by any U.S. federal or New York state court located in the State of New York having jurisdiction under its own laws in respect of any suit, action or proceeding against an Issuer or any Guarantor based upon any of the Transaction Documents would be declared enforceable against such Issuer or such Guarantor by the courts of Luxembourg, without reconsideration or reexamination of the merits, subject to compliance with the applicable enforcement procedure (exequatur) set out in Articles 678 et seq. of the New Luxembourg Code of Civil Procedure.

2.	Subject to the terms and conditions herein set forth, the Issuers agree to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Issuers, at a purchase price of 96.9413% of the principal amount thereof, plus accrued interest from May 22, 2020 to the Time of Delivery hereunder, the principal amount of Securities set forth opposite the name of such Purchaser in Schedule I hereto.

3.	Upon the authorization by the Representative of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Memorandum and each Purchaser, severally and not jointly, hereby represents and warrants to, and agrees with the Issuers that:

(a)	It will offer and sell the Securities only to (i) persons who it reasonably believes are “qualified institutional buyers” (“QIBs”) within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A or (ii) upon the terms and conditions set forth in Annex I to this Agreement;

(b)	It is an Institutional Accredited Investor (as defined in the Act); and

(c)	It will not offer or sell the Securities by any form of general solicitation or general advertising, including, but not limited to, the methods described in Rule 502(c) under the Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Act.

4.	(a) The Securities to be purchased by each Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Issuers with The Depository Trust Company (“DTC”) or their designated custodian. The Issuers will deliver the Securities to the Representative, for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by wire transfer in Federal (same day) funds wired in accordance with the instructions of the Issuers, by causing DTC to credit the Securities to the accounts specified by the Representative at DTC. The Issuers will cause the certificates representing the Securities to be made available to the Representative for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017 (the “Closing Location”). The time and date of such delivery and payment shall be 10:00 a.m., New York City time, on May 22, 2020, or such other time and date as the Representative and the Issuers may agree upon in writing. Such time and date are herein called the “Time of Delivery.”

(b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 8(h) hereof, will be delivered at such time and date at the Closing Location, and the Securities will be delivered at DTC or its designated custodian, all at the Time of Delivery. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5.	The Issuers and the Guarantors jointly and severally covenant and agree with each of the Purchasers:

(a)	To prepare the Pricing Memorandum and Offering Memorandum in a form approved by the Purchasers; to make no amendment or any supplement to the Pricing Memorandum or Offering Memorandum (including any document filed with the Commission that will be incorporated by reference therein) which shall be reasonably disapproved by the Purchasers promptly after reasonable notice thereof; and to furnish the Purchasers with copies thereof;

(b)	Promptly from time to time to take such action as the Purchasers may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Purchasers may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith neither the Issuers nor the Guarantors shall be required to qualify as a foreign corporation, limited liability company or other entity, as the case may be, or to file a general consent to service of process in any jurisdiction or subject the Issuers or any Guarantor to any tax in such jurisdiction where it is not then so subject;

(c)	To furnish the Purchasers with written and electronic copies thereof in such quantities as the Purchasers may from time to time reasonably request, and if, at any time prior to (A) the Time of Delivery or (B) the earlier of (i) expiration of nine months after the date of the Offering Memorandum or (ii) notification by the Representative that the resale of the Securities has been completed, any event shall have occurred as a result of which the Pricing Disclosure Package or Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Pricing Disclosure Package or Offering Memorandum is delivered, not misleading, or, if for any other reason it shall be necessary to comply with law during such same period to amend or supplement the Pricing Disclosure Package or Offering Memorandum, to notify the Purchasers and upon the Purchasers’ request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many written and electronic copies as the Purchasers may from time to time reasonably request of an amended Pricing Disclosure Package or Offering Memorandum or a supplement to the Pricing Disclosure Package or Offering Memorandum (or any document to be filed with the Commission and incorporated by reference therein) which will correct such statement or omission or effect such compliance; provided, however, that this agreement shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuers by a Purchaser through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by any Purchaser consists of the information described as such in Section 9(f) hereof;

(d)	During the period beginning from the date hereof and continuing until the date 45 days after the Time of Delivery, not to offer, sell, contract to sell, pledge or otherwise dispose of, except as provided hereunder, any debt securities issued or guaranteed by the Issuers or any of the Guarantors and having a tenor of more than one year without the prior written consent of the Representative, such consent not to be unreasonably withheld;

(e)	Not to be or become, at any time prior to the expiration of two years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

(f)	At any time when the Issuers are not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at their expense, upon request, to holders of Securities and prospective purchasers of Securities information (the “Additional Issuer Information”) satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

(g)	Except for such documents that are publicly available on EDGAR, to furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Parent and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Memorandum), to make available to its stockholders consolidated summary financial information of the Parent and its subsidiaries for such quarter in reasonable detail;

(h)	During the period of one year after the Time of Delivery, the Issuers and the Guarantors will not, and will not permit any of their “affiliates” (as defined in Rule 144 under the Act) to, resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them;

(i)	None of the Issuers or any of their affiliates or any other person acting on their behalf (other than the Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S;

(j)	To use the net proceeds received by them from the sale of the Securities pursuant to this Agreement in the manner specified in the Pricing Memorandum under the caption “Use of proceeds”;

(k)	The Issuers will cooperate with the Representative and use their best efforts to permit the Securities to be eligible for clearance and settlement through DTC;

(l)	The Issuers and each of the Guarantors agree with each of the Purchasers to make all payments under this Agreement without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever imposed by the United Kingdom or Luxembourg, or any political subdivision thereof (each, a “Taxing Jurisdiction”), unless an Issuer or any such Guarantor, as the case may be, is compelled by law to deduct or withhold such taxes, duties or charges. In that event, such Issuer or such Guarantor, as the case may be, shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction will equal the amounts that would have been received if no withholding or deduction had been made, except to the extent that such taxes, duties or charges (a) were imposed due to some connection of a Purchaser with the Taxing Jurisdiction other than the mere entering into of this Agreement or receipt of payments or performance of services hereunder or (b) would not have been imposed but for the failure of such Purchaser to comply with any reasonable certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the Taxing Jurisdiction of the Purchaser if such compliance is timely requested by an Issuer or Guarantor and required or imposed by law as a precondition to an exemption from, or reduction in, such taxes, duties or other charges. The Issuers and each of the Guarantors, jointly and severally, further agree to indemnify and hold harmless the Purchasers against any documentary, transfer, stamp, registration or issue tax or other similar fees or charges, including any interest and penalties, imposed on the creation, issue and initial sale of the Securities (subject to Section 7(b), which shall govern with respect to VAT (as defined below)), and on the execution, delivery, performance and enforcement of the Transaction Documents.

6.	(a)	(i)	The Issuers represent and agree that, without the prior consent of the Representative, they have not made and will not make any offer relating to the Securities that, if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Act with the Commission, would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Act (any such offer is hereinafter referred to as an “Issuer Supplemental Disclosure Document”);

(ii)	each Purchaser represents and agrees that, without the prior consent of the Issuers and the Representative, other than one or more term sheets, including, without limitation, Bloomberg term sheets, or customary Bloomberg communications relating to the Securities (provided that, other than the information attached on Schedule IV hereto, any such term sheets or Bloomberg communications shall not contain any information that would require such term sheets to be filed pursuant to Rule 433 of the Act if this offering were registered under the Act) containing customary information and conveyed to purchasers of securities, it has not made and will not make any offer relating to the Securities that, if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Act with the Commission, would constitute a “free writing prospectus,” as defined in Rule 405 under the Act (any such offer (other than any such term sheets), is hereinafter referred to as a “Purchaser Supplemental Disclosure Document”); and

(iii)	any Issuer Supplemental Disclosure Document or Purchaser Supplemental Disclosure Document the use of which has been consented to by the Issuers and the Representative is listed on Schedule III hereto.

7.	(a)	The Issuers and the Guarantors, jointly and severally, covenant and agree with the several Purchasers that the Issuers and the Guarantors will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Issuers’ and the Guarantors’ counsel and accountants in connection with the issuance of the Securities and all other expenses in connection with the preparation, printing, reproduction and, if any filings are made, the cost of such filings, of the Preliminary Offering Memorandum and the Offering Memorandum and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing any agreement among Purchasers, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky surveys, provided that payment of expenses under this clause (iii) shall not exceed $7,550; (iv) any fees charged by securities rating services for rating the Securities; (v) the fees and expenses of the Trustee, the Notes Collateral Agent and any agent of the Trustee or the Notes Collateral Agent and the fees and disbursements of counsel for the Trustee and the Notes Collateral Agent in connection with the Transaction Documents; (vi) (A) 50% of the fees and expenses of Simpson Thacher & Bartlett LLP (other than as set forth in immediately following clauses (B) and (C)), (B) all fees and expenses of the Purchasers’ counsel incurred with respect to creating, documenting, describing and perfecting the security interests in the Collateral and (C) all disbursements recorded by Purchasers’ counsel, in each case, in connection with the issuance of the Securities; (vii) all expenses incurred by the Issuers in connection with any “road show” presentation to potential investors; and (viii) all other costs and expenses incident to the performance of their obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Purchasers will pay all of their own costs and expenses, including transfer taxes on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

(b)	All amounts expressed to be payable under this Agreement by any Issuer or Guarantor to a Purchaser which constitute the consideration for any supply for VAT purposes are deemed to be exclusive of VAT. If any VAT for which a Purchaser is liable to account is or becomes chargeable in respect of any such supply, the relevant Issuer or Guarantor shall pay in addition (in the same manner and time as paying any other amounts payable for such supply) the amount of such VAT on receipt of a valid VAT invoice. Where this Agreement requires an Issuer or Guarantor to reimburse or indemnify the Purchasers for any costs, charges or expenses, the Issuers or Guarantors, as the case may be, shall reimburse or indemnify, as relevant, the Purchasers for the full amount of such cost, charge or expense, including such part thereof as represents VAT to the extent the Purchasers and their affiliates determine in their absolute discretion and in good faith that they are not entitled to credit or repayment in respect of such VAT from the relevant tax authorities. “VAT” means value added tax chargeable under or pursuant to Council Directive 2006/112/EC or the Sixth Council Directive of the European Communities and any other similar tax, wherever imposed.

8.	The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Issuers and the Guarantors herein are, on the date hereof and at and as of the Time of Delivery, true and correct, the condition that the Issuers and the Guarantors shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

(a)	Simpson Thacher & Bartlett LLP, counsel for the Purchasers, shall have furnished to the Purchasers such opinion or opinions, dated the Time of Delivery, with respect to the matters as the Purchasers may reasonably request;

(b)	(i) Latham & Watkins LLP, counsel for the Issuers, shall have furnished to the Purchasers their written opinions and negative assurance statement, dated the Time of Delivery, substantially in the form of Exhibit 5-A, (ii) NautaDutilh Avocats Luxembourg S.à r.l., Luxembourg counsel for the Issuers, shall have furnished to the Purchasers their written opinion, dated the Time of Delivery, substantially in the form of Exhibit 5-B; (iii) Blake, Cassels & Graydon LLP, Canadian counsel for the Issuers, shall have furnished to the Purchasers their written opinion, dated the Time of Delivery, substantially in the form of Exhibit 5-C; (iv) Roschier, Attorneys, Ltd., Finnish counsel for the Issuers, shall have furnished to the Purchasers their written opinion, dated the Time of Delivery, substantially in the form of Exhibit 5-D; (v) Maples and Calder, Cayman Islands counsel for the Purchasers, shall have furnished to the Purchasers their written opinion, dated the Time of Delivery, substantially in the form of Exhibit 5-E; (vi) Latham & Watkins LLP, as UK counsel for the Issuers, shall have furnished to the Purchasers their written opinion, dated the Time of Delivery, substantially in the form of Exhibit 5-F; (vii) Latham & Watkins LLP, as German counsel for the Issuers, shall have furnished to the Purchasers their written opinion, dated the Time of Delivery, substantially in the form of Exhibit 5-G; Latham & Watkins LLP (Madrid) shall have furnished to the Purchasers their written opinion, dated the Time of Delivery, substantially in the form of Exhibit 5-H; and (ix) Latham & Watkins A.A.R.P.I. shall have furnished their written opinion, dated the Time of Delivery, substantially in the form of Exhibit 5-I.

(c)	On the date of the Offering Memorandum and also at the Time of Delivery, Deloitte LLP and Deloitte & Touche LLP shall have furnished to the Purchasers letters for the Parent, dated the respective dates of delivery thereof, in form and substance satisfactory to the Purchasers;

(d)	On the date of the Offering Memorandum and also at the Time of Delivery, the Issuers shall have furnished to the Purchasers a certificate of the chief financial officer of the Parent, dated the respective dates of delivery thereof, substantially in the form of Exhibit 6 hereto;

(e)	(i) None of the Parent, the Issuers nor any of their Subsidiaries shall have sustained since the respective dates as of which information is given in the Pricing Disclosure Package (exclusive of any amendment or supplement thereto) any loss or interference with their business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Disclosure Package, and (ii) since the respective dates as of which information is given in the Pricing Disclosure Package (exclusive of any amendment or supplement thereto) there shall not have been any change in the capital stock or long-term debt of the Parent, the Issuers or any of their Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Parent, the Issuers and their Subsidiaries, other than as set forth or contemplated in the Pricing Disclosure Package (exclusive of any amendment or supplement thereto), the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representative so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Pricing Disclosure Package;

(f)	On or after the Applicable Time and prior to the Time of Delivery (i) no downgrading shall have occurred in the rating accorded any Issuer’s debt securities by any “nationally recognized statistical rating organization” registered under Section 15E of the Exchange Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt securities of any Issuer or Guarantor;

(g)	On or after the Applicable Time and prior to the Time of Delivery there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on The New York Stock Exchange, the London Stock Exchange, the Luxembourg Stock Exchange or the over-the-counter market; (ii) a suspension or material limitation in trading in the securities issued or guaranteed by Parent on any exchange or the over the counter market; (iii) a general moratorium on commercial banking activities declared by any of Federal or New York State authorities or by the competent governmental or regulatory authorities of the United Kingdom or European Union or a material disruption in commercial banking or securities settlement or clearance services in the United States, the United Kingdom or the European Union; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States, the United Kingdom or the European Union (or any member state thereof) of a national emergency or war; (v) the occurrence of any other calamity or crisis or any adverse change in financial, political or economic conditions in the United States, the United Kingdom, the European Union or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or the delivery of the Securities on the terms and in the manner contemplated in the Offering Memorandum;

(h)	The Issuers shall have furnished or caused to be furnished to the Purchasers at the Time of Delivery a certificate of an officer of each Issuer satisfactory to the Purchasers as to the accuracy of the representations and warranties of the Issuers herein at and as of such Time of Delivery, as to the performance by the Issuers of all of their obligations hereunder to be performed at or prior to such Time of Delivery, stating that (i) none of the Parent, the Issuers or any of their Subsidiaries shall have sustained since the respective dates as of which information is given in the Pricing Disclosure Package (exclusive of any amendment or supplement thereto) any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Disclosure Package, and (ii) since the respective dates as of which information is given in the Pricing Disclosure Package (exclusive of any amendment or supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Parent, the Issuers or any of their Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Parent, the Issuers and their Subsidiaries, otherwise than as set forth or contemplated in the Pricing Disclosure Package (exclusive of any amendment or supplement thereto), and as to such other matters as the Purchasers may reasonably request;

(i)	The Securities shall be eligible for clearance and settlement through the facilities of DTC;

(j)	The Indenture shall have been duly executed and delivered by a duly authorized officer of the Issuers, each of the Guarantors, the Trustee and the Notes Collateral Agent, and the Securities shall have been duly executed and delivered by a duly authorized officer of each Issuer and duly authenticated by the Trustee;

(k)	To the extent applicable in the relevant jurisdictions, the Representative shall have received the results of a recent lien search in each of the jurisdictions where assets of the Issuers and the Guarantors are located and any jurisdictions in which valid filings with respect to such assets of the Issuers and the Guarantors may be in effect, and such search shall reveal no liens on any of the assets of the Issuers and the Guarantors or their respective subsidiaries except for Permitted Liens;

(l)	To the extent required to be delivered at the Time of Delivery, the Purchasers shall have received conformed counterparts of each of the Security Agreements and each of the Intercreditor Documents, that shall have been executed and delivered by duly authorized officers of each party thereto, in form and substance reasonably satisfactory to the Representative;

(m)	The Purchasers shall have received conformed counterparts of the Intercreditor Documents that shall have been executed and delivered by duly authorized officers of each party thereto, in form and substance reasonably satisfactory to the Representative;

(n)	Subject to any post-closing deliverables as set forth on Exhibit 3 or Exhibit 4 hereto, each document (including any Uniform Commercial Code financing statement or analogous filing) required by the Security Agreements, or under law or reasonably requested by the Representative, in each case, to be filed, registered or recorded, or delivered for filing on or prior to the Time of Delivery, including filings in the U.S. Patent and Trademark Office and the U.S. Copyright Office in order to create in favor of the Notes Collateral Agent, for the benefit of the Trustee and holders of the Securities, a perfected first-priority lien and security interest in the Collateral constituting Notes Priority Collateral and a perfected second-priority lien and security interest in the Personal Property Collateral constituting ABL Priority Collateral that can be perfected or rendered opposable to third parties by the making of such filings, registrations or recordations, prior and superior to the right of any other person (other than Permitted Liens), shall be executed and in proper form for filing, registration or recordation;

(o)	At the Time of Delivery, the Trustee or the Notes Collateral Agent shall have received evidence that the Term Loan Administrative Agent is currently in possession of the stock certificates and blank, undated stock powers for any Issuers and any Guarantors organized under the laws of the United States and whose equity interests are represented by Certificated Securities (as defined in the Uniform Commercial Code as in effect in the State of New York) (and any other possessory collateral), in each case to the extent required to be delivered under the Collateral Documents, in accordance with the ABL Intercreditor Agreement and the Pari Passu Intercreditor Agreement;

(p)	Each of the Parent, the Issuers and the Guarantors (i) shall complete on or prior to the Time of Delivery all filings and other similar actions required in connection with the perfection or opposability to third parties of liens in the Collateral as and to the extent contemplated by the Indenture and the Collateral Documents and (ii) shall take all actions necessary to maintain such liens and to perfect or render opposable to third parties liens in any Collateral acquired after the Time of Delivery, in each case as and to the extent contemplated by the Indenture and the Collateral Documents; provided that the Issuers and the Guarantors may deliver, furnish and/or cause to be furnished all of the obligations set forth on Exhibit 4 hereto within the time periods set forth herein; and

(q)	On the date set forth beside the applicable Post-Closing Guarantor’s name in the column headed “Time Period for Completion” in the table on Exhibit 3 entitled “Post-Closing Security Agreements” (such date, as applicable to each Post-Closing Guarantor, the “Post-Closing Date”) the Issuers shall procure that (i) each of the Post-Closing Guarantors listed in Schedule II accedes to this Agreement by executing and delivering an Accession Agreement and as may be amended to observe applicable execution formalities and (ii) each of the Post-Closing Guarantors accedes to the Indenture by executing and delivering to the Trustee or the Notes Collateral Agent a Post-Closing Supplemental Indenture. The Issuers shall further procure that each of the Post-Closing Guarantors, on the Post-Closing Date delivers to the Purchasers, (A) an officer’s certificate in form and substance satisfactory to the Purchasers, and which shall include, without limitation the following documents: (1) a copy of the constitutional documents of such Post-Closing Guarantor, (2) a copy of the resolutions of the board of directors or equivalent body, or shareholder resolutions, as the case may be, relating to the entry into the applicable Transaction Documents (including, without limitation, the applicable Post-Closing Security Agreements set forth on Exhibit 3) (duly notarized, in relation to any Spanish Post-Closing Guarantor), (3) a specimen of the signature of each person authorized by the resolution referred to in (2) above and certifying as to such other matters as the Representative may reasonably request, and (B) as applicable, opinions of Latham & Watkins LLP (Madrid), Latham & Watkins A.A.R.P.I. and Latham & Watkins LLP (Frankfurt), counsels to the Issuers and the Guarantors, all dated the applicable date, each in form and substance satisfactory to the Purchasers.

9.	(a)	The Issuers and each of the Guarantors will, jointly and severally, indemnify and hold harmless each Purchaser (and the entities listed on Exhibit 7 hereto that are acting solely in their capacity as selling agents for this offering and not as Purchasers) against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, the Pricing Memorandum, the Offering Memorandum, or any amendment or supplement thereto, any Issuer Supplemental Disclosure Document, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Issuers nor any Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum, the Pricing Memorandum, the Offering Memorandum, or any such amendment or supplement, or any Issuer Supplemental Disclosure Document or Purchaser Supplemental Disclosure Document, in reliance upon and in conformity with written information furnished to the Issuers by any Purchaser through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by any Purchaser consists of the information described as such in subsection (f) below.

(b)	Each Purchaser will severally and not jointly indemnify and hold harmless the Issuers and each Guarantor against any losses, claims, damages or liabilities to which the Issuers or any Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, the Pricing Memorandum, the Offering Memorandum, or any amendment or supplement thereto, any Issuer Supplemental Disclosure Document or any Purchaser Supplemental Disclosure Document, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but with respect to any untrue statement or alleged untrue statement or omission or alleged omission made in or omitted from any Preliminary Offering Memorandum, the Pricing Memorandum, the Offering Memorandum, or any such amendment or supplement, or any Issuer Supplemental Disclosure Document, only to the extent such statement or omission was made in reliance upon and in conformity with written information furnished to the Issuers by such Purchaser through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by any Purchaser consists of the information described as such in subsection (f) below; and will reimburse the Issuers and any Guarantor for any legal or other expenses reasonably incurred by the Issuers or such Guarantor in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)	Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party; (ii) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying person and the indemnified person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them; or (iii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. No indemnifying party shall be liable under this Section 9(c) for any settlement of any claim or action effected without its consent, which consent shall not be unreasonably withheld.

(d)	If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers and the Guarantors on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Guarantors on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuers bear to the total discounts and commissions received by the Purchasers, in each case as set forth in the Offering Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers and the Guarantors on the one hand or the Purchasers on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuers, the Guarantors and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it and distributed to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers’ obligations in this subsection (d) to contribute are several in proportion to their respective purchasing obligations and not joint.

(e)	The obligations of the Issuers and the Guarantors under this Section 9 shall be in addition to any liability which the Issuers or the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to any affiliate (as defined in Rule 144 under the Act), director or officer of each Purchaser and each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 9 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Issuers and the Guarantors and to each person, if any, who controls the Issuers and the Guarantors within the meaning of the Act.

(f)	The statements set forth in the fourth sentence of the seventh paragraph and the eighth paragraph under the heading “Plan of distribution” in the Preliminary Offering Memorandum and the Offering Memorandum (to the extent such statements relate to the Purchasers) constitute the only information furnished by the Purchasers to the Issuers for the purposes of Sections 1(a) and (b), 5(c) and 9(a) and (b) hereof.

10.	(a)	If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, the Representative may in its discretion arrange for the Representative or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser the Representative does not arrange for the purchase of such Securities, then the Issuers shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representative to purchase such Securities on such terms. In the event that, within the respective prescribed periods, the Representative notifies the Issuers that the Representative has so arranged for the purchase of such Securities, or the Issuers notify the Representative that they have so arranged for the purchase of such Securities, the Representative or the Issuers shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Memorandum, or in any other documents or arrangements, and the Issuers agree to prepare promptly any amendments to the Offering Memorandum which in the Representative’s opinion may thereby be made necessary. The term “Purchaser” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

(b)	If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by the Representative and the Issuers as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Issuers shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

(c)	If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by the Representative and the Issuers as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Issuers shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Issuers, except for the expenses to be borne by the Issuers and the Purchasers as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

11.	The respective indemnities, rights of contribution, agreements, representations, warranties and other statements of the Issuers, the Guarantors and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any termination of this Agreement or any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any affiliate, director, officer or controlling person of any Purchaser, or the Issuers or the Guarantors, or any officer or director or controlling person of the Issuers or the Guarantors, and shall survive delivery of and payment for the Securities.

12.	If this Agreement shall be terminated pursuant to Section 8(g) (other than subclauses (i) or (ii) thereof) or Section 10 hereof, the Issuers and the Guarantors shall not then be under any liability to any Purchaser except as provided in Sections 7 and 9 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Issuers as provided herein, the Issuers and the Guarantors will reimburse the Purchasers through the Representative for all reasonable, out-of-pocket expenses approved in writing by the Representative, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Issuers and the Guarantors shall then be under no further liability to any Purchaser except as provided in Sections 7 and 9 hereof.

13.	In all dealings hereunder, the Representative shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by the Representative jointly or by the Representative on behalf of the Purchasers as the Purchasers’ representative.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail or facsimile transmission to the Representative in care of J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: 212-270-1063), Attention: Wray Whitticom; and if to the Issuers shall be delivered or sent by mail or facsimile transmission to the address of the Issuers set forth in the Offering Memorandum, Attention: Secretary; provided, however, that any notice to a Purchaser pursuant to Section 9(c) hereof shall be delivered or sent by mail or facsimile transmission to such Purchaser at its address set forth in its Purchasers’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Issuers by the Representative upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Issuers, which information may include the name and address of their respective clients, as well as other similar information that will allow the Purchasers to properly identify their respective clients.

14.	This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Issuers and the Guarantors and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Issuers and the Guarantors, the affiliates, directors and officers of any Purchaser and each person who controls the Issuers, the Guarantors or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

15.	Time shall be of the essence of this Agreement.

16.	The Issuers and the Guarantors acknowledge and agree that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Issuers and the Guarantors, on the one hand, and the several Purchasers, on the other, (ii) in connection therewith and with the process leading to such transaction each Purchaser is acting solely as a principal and not the agent or fiduciary of the Issuers or any Guarantor, (iii) no Purchaser has assumed an advisory or fiduciary responsibility in favor of the Issuers or any Guarantor with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Purchaser has advised or is currently advising the Issuers or any Guarantor on other matters) or any other obligation to the Issuers or any Guarantor except the obligations expressly set forth in this Agreement and (iv) the Issuers and the Guarantors have consulted their own legal and financial advisors to the extent they deemed appropriate. The Issuers and the Guarantors agree that they will not claim that the Purchasers, or any of them, have rendered advisory services of any nature or respect, or owe a fiduciary or similar duty to the Issuers or any Guarantor, in connection with such transaction or the process leading thereto.

17.	This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Issuers and the Guarantors and the Purchasers, or any of them, with respect to the subject matter hereof.

18.	All of the obligations of the Issuers and the Guarantors hereunder shall be joint and several obligations of each of them.

19.	THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT AND ANY NON-CONTRACTUAL OBLIGATIONS OR MATTERS RELATED TO THIS TRANSACTION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Issuers and Guarantors agree that any suit or proceeding arising in respect of this Agreement or our engagement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Issuers and the Guarantors agree to submit to the jurisdiction of, and to venue in, such courts.

20.	The Issuers, each of the Guarantors and each of the Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

21.	This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. The words “execution,” “executed,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

22.	Notwithstanding anything herein to the contrary, the Issuers and the Guarantors (and their employees, representatives and other agents) are authorized to disclose to any and all persons, the tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Issuers and the Guarantors relating to that treatment and structure, without the Purchasers’ imposing any limitation of any kind. For this purpose, “tax treatment” means U.S. federal and state income tax treatment, and “tax structure” is limited to any facts that may be relevant to that treatment.

23.	The Issuers and each of the Guarantors, jointly and severally, agree to indemnify each Purchaser against any loss incurred by such Purchaser as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the “judgment currency”) other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the judgment currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such indemnified person is able to purchase U.S. dollars with the amount of the judgment currency actually received by the indemnified person. The foregoing indemnity shall constitute a separate and independent obligation of the Issuers and each Guarantor and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

24.	Limitations Applicable to German Guarantors. In respect of any obligation, indemnification and/or hold harmless obligation under this Agreement (whether several or joint and several) of a Guarantor incorporated or established in Germany, the limitations on the guarantee of such Guarantor set out in the Indenture or in the relevant supplemental indenture, including the enforcement limitations, shall fully apply mutatis mutandis to any such obligation, indemnification and/or hold harmless obligation hereunder.

25.	Limitations Applicable to Finnish Guarantor. In respect of any obligation, indemnification and/or hold harmless obligation under this Agreement (whether several or joint and several) of a Guarantor incorporated in Finland, the limitations on the guarantee of such Guarantor set out in the Indenture or in the relevant supplemental indenture, shall fully apply mutatis mutandis to any such obligation, indemnification and/or hold harmless obligation hereunder.

26.	To the extent that an Issuer or any Guarantor has or hereafter may acquire any immunity (sovereign or otherwise) from jurisdiction of any court of (i) the United Kingdom, Luxembourg, or any political subdivision thereof, (ii) the United States or the State of New York, (iii) any jurisdiction in which it owns or leases property or assets or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, set-off or otherwise) with respect to themselves or their respective property and assets or this Agreement, the Issuers and each Guarantor hereby irrevocably waive such immunity in respect of its obligations under this Agreement to the fullest extent permitted by applicable law.

27.	Limitations Applicable to French Guarantors. Notwithstanding anything to the contrary in this Agreement, (i) the representations and warranties made in Section 1 hereof and the covenants made in Section 5 hereof by any Guarantor organized under the laws of France (a “French Guarantor”) shall be strictly limited to matters related to such French Guarantor, (ii) any expenses or indemnities to be paid by any French Guarantor under Section 7 or 9 hereof shall be limited to the expenses or indemnities incidental to the performance of its obligations, its representations and warranties, (iii) any certificates to be given by any French guarantor under Section 8 hereof shall be strictly limited to matters related to it and (iv) any obligations or liabilities incurred or assumed under this Agreement by any of the French Guarantors shall not include any obligations or liabilities which if incurred would constitute financial assistance within the meaning of Article L.225-216 of the French Code de commerce or/and would constitute a misuse of corporate assets within the meaning of Article L.241-3, L.242-6 or L.244-1 of the French Code de commerce or any other law or regulations having the same effect.

28.	Limitations Applicable to Spanish Guarantors.

(a)	Any guarantee, indemnity, obligation and/or liability granted, incurred, undertaken, assumed or otherwise agreed by any Guarantor incorporated in Spain (a “Spanish Guarantor”) shall be limited to the following:

(i)	shall not extend to any obligation to the extent that the same would constitute unlawful financial assistance within the meaning of articles 143 and 150 of the Spanish Companies Act (“Real Decreto Legislativo 1/2010 de 2 de Julio, por el que se aprueba el texto refundido de la Ley de Sociedades de Capital”); and

(ii)	if the Spanish Guarantor is incorporated as a limited liability company (“sociedad de responsabilidad limitada”), restrictions contained in the Spanish Companies Act shall be applicable.

(b)	In case the provisions of article 401 of the Spanish Capital Companies Act are considered to be applicable to any Notes’ guarantee or security provided by a Spanish Guarantor incorporated under the form of a private limited liability company (sociedad de responsabilidad limitada), such guarantee or security should be limited to twice the amount of the Spanish Guarantor’s own funds (recursos propios), to the extent that the Notes are not secured by a mortgage, a pledge over securities, a public guarantee (garantía pública) or with a joint and several guarantee granted by a credit institution.

29.	Recognition of the U.S. Special Resolution Regimes.

(a)	In the event that any Purchaser that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)	In the event that any Purchaser that is a Covered Entity or a BHC Act Affiliate of such Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 29:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

30.	The Issuers and each of the Guarantors irrevocably appoint CSC, located at 1180 Avenue of the Americas, Suite 210, New York, NY 10036-8410 as their authorized agent in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such authorized agent, and written notice of such service to the Issuers and each of the Guarantors by the person serving the same to the address provided in this Section 30, shall be deemed in every respect effective service of process upon the Issuers and such Guarantors in any such suit or proceeding. The Issuers and each of the Guarantors hereby represent and warrant that such authorized agent has accepted such appointment and has agreed to act as such authorized agent for service of process. The Issuers and each of the Guarantors further agree to take any and all action as may be necessary to maintain such designation and appointment of such authorized agent in full force and effect for a period of seven years from the date of this Agreement or so long as the Securities are outstanding.

If the foregoing is in accordance with your understanding, please sign and return to us one each for the Issuers and the Representative plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers, the Issuers and the Guarantors. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Issuers for examination upon request, but without warranty on your part as to the authority of the signers thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Very truly yours,

VENATOR FINANCE S.À R.L.

By:	/s/ Kurt D. Ogden
	Name:	Kurt D. Ogden
	Title:	Manager

VENATOR MATERIALS LLC

By:	/s/ Kurt D. Ogden
	Name:	Kurt D. Ogden
	Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE TO PURCHASE AGREEMENT

VENATOR AMERICAS LLC

By:	/s/ Kurt D. Ogden
	Name:	Kurt D. Ogden
	Title:	Executive Vice President and Chief Financial Officer

VENATOR AMERICAS HOLDINGS LLC

By:	/s/ Kurt D. Ogden
	Name:	Kurt D. Ogden
	Title:	Executive Vice President and Chief Financial Officer

VENATOR CHEMICALS LLC

By:	/s/ Kurt D. Ogden
	Name:	Kurt D. Ogden
	Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE TO PURCHASE AGREEMENT

VENATOR MATERIALS PLC

By:	/s/ Kurt D. Ogden
	Name:	Kurt D. Ogden
	Title:	Authorized Signatory

VENATOR INTERNATIONAL HOLDINGS UK LIMITED

By:	/s/ Kurt D. Ogden
	Name:	Kurt D. Ogden
	Title:	Authorized Signatory

VENATOR MATERIALS INTERNATIONAL UK LIMITED

By:	/s/ Kurt D. Ogden
	Name:	Kurt D. Ogden
	Title:	Authorized Signatory

VENATOR P&A HOLDINGS UK LIMITED

By:	/s/ Kurt D. Ogden
	Name:	Kurt D. Ogden
	Title:	Authorized Signatory

CREAMBAY LIMITED

By:	/s/ Kurt D. Ogden
	Name:	Kurt D. Ogden
	Title:	Authorized Signatory

VENATOR PIGMENTS UK LIMITED

By:	/s/ Kurt D. Ogden
	Name:	Kurt D. Ogden
	Title:	Authorized Signatory

SIGNATURE PAGE TO PURCHASE AGREEMENT

VENATOR MATERIALS UK LIMITED

By:	/s/ Kurt D. Ogden
	Name:	Kurt D. Ogden
	Title:	Authorized Signatory

VENATOR GROUP

By:	/s/ Kurt D. Ogden
	Name:	Kurt D. Ogden
	Title:	Authorized Signatory

VENATOR INVESTMENTS UK LIMITED

By:	/s/ Kurt D. Ogden
	Name:	Kurt D. Ogden
	Title:	Authorized Signatory

VENATOR GROUP SERVICES LIMITED

By:	/s/ Kurt D. Ogden
	Name:	Kurt D. Ogden
	Title:	Authorized Signatory

SIGNATURE PAGE TO PURCHASE AGREEMENT

VENATOR P&A FINLAND OY

By:	/s/ Kurt D. Ogden
	Name:	Kurt D. Ogden
	Title:	Authorized Signatory

SIGNATURE PAGE TO PURCHASE AGREEMENT

VENATOR GROUP CANADA INC.

By:	/s/ Kurt D. Ogden
	Name:	Kurt D. Ogden
	Title:	Vice President

SIGNATURE PAGE TO PURCHASE AGREEMENT

VENATOR INVESTMENTS LTD

By:	/s/ Kurt D. Ogden
	Name:	Kurt D. Ogden
	Title:	Executive Vice President and Chief
Financial Officer

SIGNATURE PAGE TO PURCHASE AGREEMENT

VENATOR GERMANY GMBH

By:	/s/ Kurt D. Ogden
	Name:	Kurt D. Ogden
	Title:	Authorized Signatory

VENATOR HOLDINGS GERMANY GMBH

By:	/s/ Kurt D. Ogden
	Name:	Kurt D. Ogden
	Title:	Authorized Signatory

VENATOR UERDINGEN GMBH

By:	/s/ Kurt D. Ogden
	Name:	Kurt D. Ogden
	Title:	Authorized Signatory

VENATOR WASSERCHEMIE GMBH

By:	/s/ Kurt D. Ogden
	Name:	Kurt D. Ogden
	Title:	Authorized Signatory

VENATOR WASSERCHEMIE HOLDING GMBH

By:	/s/ Kurt D. Ogden
	Name:	Kurt D. Ogden
	Title:	Authorized Signatory

SIGNATURE PAGE TO PURCHASE AGREEMENT

VENATOR PIGMENTS HOLDING GMBH

By:	/s/ Kurt D. Ogden
	Name:	Kurt D. Ogden
	Title:	Authorized Signatory

SILO PIGMENTE GMBH

By:	/s/ Kurt D. Ogden
	Name:	Kurt D. Ogden
	Title:	Authorized Signatory

SIGNATURE PAGE TO PURCHASE AGREEMENT

Accepted as of the date hereof

J.P. MORGAN SECURITIES LLC

As Representative of the several

Purchasers named in Schedule I hereto

J.P. Morgan Securities LLC

By:	/s/ Catherine Barber
	Name:	Catherine Barber
	Title:	Managing Director

SIGNATURE PAGE TO PURCHASE AGREEMENT

SCHEDULE I

Purchaser	Principal Amount of Securities to be Purchased
J.P. Morgan Securities LLC	$164,062,500
Citigroup Global Markets Inc.	32,812,500
Barclays Capital Inc.	9,375,000
HSBC Securities (USA) Inc.	9,375,000
Goldman Sachs & Co. LLC	9,375,000
Total:	$225,000,000

SCHEDULE II

Guarantors as of the Time of Delivery

GUARANTORS	JURISDICTION OF ORGANIZATION
Venator Materials PLC	England and Wales
Venator International Holdings UK Limited	England and Wales
Venator Materials International UK Limited	England and Wales
Venator P&A Holdings UK Limited	England and Wales
Creambay Limited	England and Wales
Venator Pigments UK Limited	England and Wales
Venator Materials UK Limited	England and Wales
Venator Group	England and Wales
Venator Investments UK Limited	England and Wales
Venator Group Services Limited	England and Wales
Venator Americas LLC	US
Venator Americas Holdings LLC	US
Venator Chemicals LLC	US
Venator Germany GmbH	Germany
Venator Holdings Germany GmbH	Germany
Venator Uerdingen GmbH	Germany
Venator Wasserchemie GmbH	Germany
Venator Wasserchemie Holding GmbH	Germany
Venator Pigments Holding GmbH	Germany
Silo Pigmente GmbH	Germany
Venator Group Canada Inc.	Quebec
Venator P&A Finland Oy	Finland
Venator Investments Ltd	Cayman Islands

Post-Closing Guarantors

GUARANTORS	JURISDICTION OF ORGANIZATION	PERIOD FOR DELIVERY OF SUPPLEMENTAL INDENTURE
Venator P&A Spain S.L.U.	Spain

Within 90 days of the Time of Delivery (provided that to the extent that the state of emergency (estado de alarma) declared by the Spanish Government to be able to manage the health crisis situation caused by COVID-19 coronavirus has not been lifted by the end of such period, such period shall be automatically extended until the date that is ten Business Days[1] after such state of alarm has been lifted).

Venator France SAS	France	Within 90 days of the Time of Delivery.
Venator Chemicals France SAS	France	Within 90 days of the Time of Delivery.
Venator International France SAS	France	Within 90 days of the Time of Delivery.
Venator Pigments France SAS	France	Within 90 days of the Time of Delivery.
Venator Pigments GmbH & Co. KG	Germany	Within 90 days of the Time of Delivery (provided that if by the end of such period any governmental orders due to COVID-19 are in force that would limit the ability to convene a partners’ meeting, such period shall be automatically extended to 60 days after such governmental orders are revoked).

1 “Business Day” means a day other than a Saturday, Sunday or other day on which banking institutions in the United Kingdom, the Grand Duchy of Luxembourg, the State of New York and, with respect to payments, the place of payment, are authorized or required by law to close.

SCHEDULE III

Approved Supplemental Disclosure Documents:

(i)	Issuer Supplemental Disclosure Documents:

•	Non-deal Investor Presentation dated May 4, 2020

•	Electronic Roadshow Presentation, dated May 8, 2020

(ii)	Purchaser Supplemental Disclosure Documents:

•	None

SCHEDULE IV

[Pricing Term Sheet]

Pricing term sheet, dated May 8, 2020
to Preliminary offering memorandum, dated May 8, 2020

Strictly confidential

Venator Finance S.à r.l.
Venator Materials LLC

This pricing term sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum dated May 8, 2020 (the “Preliminary Offering Memorandum”). The information in this pricing term sheet supplements the Preliminary Offering Memorandum and updates and supersedes the information in the Preliminary Offering Memorandum to the extent it is inconsistent with the information in the Preliminary Offering Memorandum. Terms used and not defined herein have the meanings assigned in the Preliminary Offering Memorandum.

The notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other place. The notes may not be offered or sold in the United States or to U.S. persons (as defined in Regulation S) except in transactions exempt from, or not subject to, the registration requirements of the Securities Act. Accordingly, the notes are being offered only to (1) persons reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act.

Issuers:	Venator Finance S.à r.l. and Venator Materials LLC

Security description:	9.500% Senior Secured Notes due 2025

Distribution:	144A/Regulation S without registration rights

Size:	$225,000,000

Gross proceeds:	$220,518,000

Maturity:	July 1, 2025

Coupon:	9.500%

Issue price:	98.008% of face amount, plus accrued interest, if any, from May 22, 2020

Yield to maturity:	10.000%

Spread to Benchmark Treasury:	+970 basis points

Benchmark Treasury:	UST 0.375% due April 30, 2025

Interest Payment Dates:	January 1 and July 1, commencing January 1, 2021

Equity clawback:	Up to 40% at 109.500%, plus accrued and unpaid interest, if any, prior to July 1, 2022

Make-whole redemption:	Make-whole redemption based on T+50 prior to July 1, 2022

Optional redemption:	On or after July 1, 2022, at the following redemption prices (expressed as a percentage of principal amount), plus accrued and unpaid interest, if any, on the notes redeemed during the 12-month period indicated beginning on July 1 of the years indicated below:

	Year:	Price:
	2022	107.125%

	2023	103.563%

	2024 and thereafter	100.000%

Change of control:	101% plus accrued and unpaid interest

Trade date:	May 8, 2020

Settlement:

May 22, 2020 (T+10)

It is expected that delivery of the notes will be made against payment therefor on or about May 22, 2020, which is the tenth business day following the date hereof (such settlement cycle being referred to as “T+10”). Under Rule 15c6-1 under the Exchange Act, trades in the secondary market generally are required to settle in two business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes on any date prior to the second business day before delivery will be required, by virtue of the fact that the notes initially will settle in T+10, to specify an alternative settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the notes who wish to trade the notes prior to their date of delivery should consult their own advisors.

CUSIP:	144A: 9226ALAA2 Reg S: L9633LAA4
ISIN:	144A: US9226ALAA26 Reg S: USL9633LAA46
Denominations/Multiple:	$2,000 x $1,000

Joint book-running managers:	J.P. Morgan Securities LLC Citigroup Global Markets Inc. Barclays Capital Inc. HSBC Securities (USA) Inc. Goldman Sachs & Co. LLC

Additional changes from the Preliminary Offering Memorandum

In addition to the pricing information set forth above, the Preliminary Offering Memorandum will be updated to reflect the following:

SUMMARY

The following summary box paragraph is added immediately before the section titled “Transfer restrictions” appearing on page 13:

Original Issue Discount

The Notes will be issued with original issue discount (“OID”) for U.S. federal income tax purposes in an amount equal to the excess of the stated principal amount of the Notes over their issue price. As such, U.S. holders, whether on the cash or accrual method of tax accounting, would be required to include any amounts representing such OID in gross income (as ordinary income) as it accrues on a constant yield to maturity basis for U.S. federal income tax purposes in advance of the receipt of cash payments to which such income is attributable. For further discussion, see “Certain U.S. federal income tax considerations.”

RISK FACTORS

The risk factor titled “The interest payments on the Notes may be treated as U.S. source income.” beginning on page 74 is replaced with the following:

The interest payments on the Notes may be treated as U.S. source income.

For U.S. federal income tax purposes, payments of interest (including, for this purpose, any original issue discount) on debt obligations of a U.S. corporation will generally be considered U.S. source income. Payments of interest on debt obligations of a foreign corporation will generally be considered non-U.S. source income unless the interest payments are allocated to U.S. source as a result of the foreign corporation’s trade or business activities in the United States.

The Notes will be co-issued by Venator Finance and Venator Co-Issuer. Each of Venator Finance and Venator Co-Issuer is currently treated as a “disregarded entity” owned by Venator for U.S. federal income tax purposes and, as a result, the Notes are expected to be deemed debt obligations of Venator. As discussed in the risk factor titled “The IRS may not agree that we are a foreign corporation for U.S. federal tax purposes,” it is currently expected that Venator will not be treated as a U.S. corporation for U.S. federal income tax purposes under Section 7874 of the Code. However, there can be no assurance that the IRS will not challenge Venator’s status as a foreign corporation. As a result, there is a risk that the Notes may be treated as debt obligations of a U.S. corporation.

In addition, Venator is engaged in trade or business activities in the U.S. through Venator Co-Issuer. Even though it is currently expected that none of the interest payments on the Notes will be allocable to Venator’s income effectively connected with trade or business activities in the U.S. for purposes of the source rule, there can be no assurance that, due to potential unforeseen changes in our business or operations or a challenge by the IRS, interest on the Notes would not be in part or whole treated as U.S. source.

As a result, there is significant uncertainty regarding the source of interest paid on the Notes and all or a portion of such interest may be treated by an applicable withholding agent as U.S. source income.

In order to avoid a U.S. withholding tax that may apply if all or a portion of the interest payments under the Notes are treated as U.S. source income, non-U.S. holders (as such term is defined in “Certain U.S. federal income tax considerations”) may need to demonstrate that they meet the requirements of the so-called “portfolio interest” exemption (which will generally be met if the non-U.S. holder (i) is not a bank that received such note on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, (ii) does not, actually or constructively, own 10% or more of the total combined voting power of all classes of our voting stock and (iii) is not a controlled foreign corporation that is related to us through actual or constructive stock ownership) or an exemption under an applicable income tax treaty, and, in each case, satisfies any applicable certification or documentation requirements. In the event any U.S. withholding tax is imposed with respect to any payments on the Notes, there generally will be no additional amounts payable to compensate for the withheld amount. Prospective purchasers of the Notes should consult their advisors regarding the impact of the source rule and the uncertainty on their investments. See “Certain U.S. federal income tax considerations.”

The following risk factor is added immediately before the risk factor titled “Investors may not be able to recover in civil proceedings for U.S. securities law violations.” appearing on page 75:

The Notes will be issued with OID for U.S. federal income tax purposes.

The Notes will be treated as issued with original issue discount (“OID”) for U.S. federal income tax purposes in an amount equal to the excess of the stated principal amount of the Notes over their issue price. As such, U.S. holders, whether on the cash or accrual method of tax accounting, would be required to include any amounts representing OID in gross income (as ordinary income) as it accrues on a constant yield to maturity basis for U.S. federal income tax purposes in advance of the receipt of cash payments to which such income is attributable. For further discussion, see “Certain U.S. federal income tax considerations.”

TAX CONSIDERATIONS

The section titled “Certain U.S. federal income tax considerations” beginning on page 218 is replaced with the following in its entirety:

Certain U.S. federal income tax considerations

The following is a discussion of certain U.S. federal income tax consequences of the purchase, ownership and disposition of the Notes, but does not purport to be a complete analysis of all potential tax effects. This discussion does not address the effects of any U.S. federal tax laws (such as estate and gift tax laws) other than U.S. federal income tax laws or any state, local or non-U.S. tax laws. This discussion is based upon the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations issued thereunder, and judicial and administrative interpretations thereof, each as in effect on the date hereof, and all of which are subject to change, possibly with retroactive effect. No rulings from the U.S. Internal Revenue Service (the “IRS”) have been or are expected to be sought with respect to the matters discussed below. There can be no assurance that the IRS will not take a different position concerning the tax consequences of the purchase, ownership or disposition of the Notes or that any such position would not be sustained.

This discussion does not address all of the U.S. federal income tax consequences that may be relevant to a holder in light of such holder’s particular circumstances, including the impact of the unearned income Medicare contribution tax or the alternative minimum tax, or to holders subject to special rules, such as certain financial institutions, U.S. expatriates, “controlled foreign corporations,” “passive foreign investment companies,” insurance companies, dealers in securities or currencies, traders in securities, U.S. holders (as defined below) whose functional currency is not the U.S. dollar, tax-exempt entities, regulated investment companies, real estate investment trusts, partnerships or other pass through entities and investors in such entities, persons subject to special tax accounting rules as a result of any item of gross income with respect to the Notes being taken into account in an applicable financial statement, U.S. holders that hold Notes through non-U.S. brokers or other non-U.S. intermediaries and persons holding the Notes as part of a “straddle,” “hedge,” “conversion transaction” or other integrated transaction. In addition, this discussion is limited to persons who purchase the Notes for cash at original issue and at their “issue price” (i.e., the first price at which a substantial amount of the Notes is sold to the public for cash, excluding to bond houses, brokers or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers) and who hold the Notes as capital assets within the meaning of Section 1221 of the Code.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of a Note that is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States; (ii) a corporation or any entity treated as a corporation for U.S. federal income tax purposes created or organized in the United States or under the laws of the United States or of any state thereof or the District of Columbia; (iii) any estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or if a valid election is in place to treat the trust as a U.S. person. A “non-U.S. holder” is an individual, an entity taxable as a corporation, an estate or a trust that is not a U.S. holder.

If any entity or arrangement treated as a partnership for U.S. federal income tax purposes holds the Notes, the U.S. tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. A partnership considering an investment in the Notes, and partners in such a partnership, should consult their tax advisors regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of the Notes.

Prospective purchasers of the Notes should consult their tax advisors concerning the tax consequences of holding Notes in light of their particular circumstances, including the application of the U.S. federal income tax considerations discussed below, as well as the application of other federal, state, local, foreign or other tax laws.

(a)           Source of the interest income and characterization of the Issuers

For U.S. federal income tax purposes, payments of interest (including for this purpose, any “OID”, as defined below) on debt obligations of a U.S. corporation will generally be considered U.S. source income. Payments of interest on debt obligations of a foreign corporation will generally be considered non-U.S. source income unless the interest payments are allocated to U.S. source as a result of the foreign corporation’s trade or business activities in the United States.

The Notes will be co-issued by Venator Finance and Venator Co-Issuer. Each of Venator Finance and Venator Co-Issuer is currently treated as a “disregarded entity” owned by Holdings for U.S. federal income tax purposes and, as a result, the Notes are expected to be deemed debt obligations of Holdings. As discussed in the risk factor titled “Risk factors—Risks relating to our relationship with Huntsman—The IRS may not agree that we are a foreign corporation for U.S. federal tax purposes,” it is currently expected that Holdings will not be treated as a U.S. corporation for U.S. federal income tax purposes under Section 7874 of the Code. However, there can be no assurance that the IRS will not challenge Holdings’ status as a foreign corporation. As a result, there is a risk that the Notes may be treated as debt obligations of a U.S. corporation.

In addition, Holdings is engaged in trade or business activities in the United States through Venator Co-Issuer. Even though it is currently expected that none of the interest payments on the Notes will be allocable to Holdings’ income effectively connected with trade or business activities in the United States for purposes of the source rule, there can be no assurance that, due to potential unforeseen changes in our business or operations or a challenge by the IRS, interest on the Notes would not be in part or in whole treated as U.S. source.

As a result, there is significant uncertainty regarding the source of interest paid on the Notes and all or a portion of such interest may be treated by an applicable withholding agent as U.S. source. Prospective purchasers of the Notes should consult their advisors regarding the impact of the source rule and the uncertainty on their investments.

(b)           U.S. holders

(c)           Payments of stated interest

Payments of stated interest on the Notes (including any additional amounts paid in respect of withholding taxes and without reduction for any amounts withheld) generally will be taxable to a U.S. holder as ordinary income at the time that such payments are received or accrued, in accordance with such U.S. holder’s method of accounting for U.S. federal income tax purposes.

(d)          Original issue discount

The Notes will be issued with original issue discount (“OID”) for U.S. federal income tax purposes in an amount equal to the excess of the stated principal amount of the Notes over their issue price.

As a result, in addition to the stated interest on the note, a U.S. holder (whether a cash or accrual method taxpayer) will be required to include in gross income (as ordinary income) OID as it accrues on a constant yield to maturity basis, before the receipt of cash payments attributable to this income. The amount of OID includible in gross income for a taxable year will be the sum of the daily portions of OID with respect to the note for each day during that taxable year on which the U.S. holder holds the note. The daily portion is determined by allocating to each day of an accrual period a pro rata portion of the OID allocable to that accrual period. An accrual period can be any length of time that is not longer than one year, provided that each scheduled payment of principal and interest occurs on either the first or last day of an accrual period. The OID allocable to any accrual period generally will equal (i) the product of the “adjusted issue price” of the note at the beginning of such period and the note’s yield to maturity, determined on the basis of compounding at the close of each accrual period and properly adjusted for the length of such period, less (ii) the stated interest allocable to the accrual period. The “adjusted issue price” of a note as of the beginning of any accrual period will equal its issue price, increased by any previously accrued OID and decreased by any payments other than stated interest. The “yield to maturity” of a note generally will be the discount rate that, when applied to all payments to be made under the note, produces a present value equal to the issue price of the note. The OID allocable to a final accrual period generally will be the difference between the amount payable at maturity, other than a payment of stated interest, and the adjusted issue price at the beginning of the final accrual period. Special rules apply for calculating OID for an initial short accrual period. Under these rules, a U.S. holder generally will have to include in taxable income increasingly greater amounts of OID in successive accrual periods.

(e)          Foreign tax credit

As discussed under “—Source of the interest income and characterization of the Issuers,” stated interest income and OID on a Note may be considered U.S. source, in which case, the availability of foreign tax credits (or deductions in lieu thereof) with respect to any non-U.S. withholding taxes imposed on interest payments will be significantly limited. Even if treated as foreign source, there are significant complex limitations on a U.S. holder’s ability to claim foreign tax credits. Interest income and OID on a Note generally will be considered “passive category income” in computing the foreign tax credit. U.S. holders should consult their tax advisors regarding the creditability or deductibility of any non-U.S. withholding taxes.

(f)          Sale, exchange, retirement, redemption or other taxable disposition of Notes

Upon the sale, exchange, retirement, redemption or other taxable disposition of a Note, a U.S. holder generally will recognize gain or loss equal to the difference, if any, between the amount realized upon such disposition (less any amount equal to any accrued but unpaid stated interest, which will be taxable as stated interest income as discussed above to the extent not previously included in income by the U.S. holder) and such U.S. holder’s adjusted tax basis in the Note.

A U.S. holder’s adjusted tax basis in a Note will, in general, be the cost of such Note to such U.S. holder, increased by any OID previously accrued by such U.S. holder with respect to such note.

Any gain or loss recognized upon the sale, exchange, retirement, redemption or other taxable disposition of a Note generally will be U.S. source gain or loss and generally will be capital gain or loss. Capital gains of certain non-corporate U.S. holders (including individuals) derived in respect of capital assets held for more than one year generally are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

(g)          Information reporting and backup withholding

In general, information reporting requirements will apply to payments of interest (including the accrual of OID) on the Notes and to the proceeds of the sale or other disposition (including a retirement or redemption) of a Note paid to a U.S. holder unless such U.S. holder is an exempt recipient, and, when required, provides evidence of such exemption. Backup withholding may apply to such payments if the U.S. holder fails to provide a taxpayer identification number or a certification that it is not subject to backup withholding.

Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a U.S. holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

(h)          Tax return disclosure requirements

Individuals that own “specified foreign financial assets” with an aggregate value in excess of certain thresholds generally are required to file an information report (IRS Form 8938) with respect to such assets with their tax returns. The Notes generally will constitute specified foreign financial assets subject to these reporting requirements, unless the Notes are held in an account at certain financial institutions. Under certain circumstances, an entity may be treated as an individual for purposes of these rules. U.S. holders are urged to consult their tax advisors regarding the application of the foregoing disclosure requirements to their ownership of the Notes, including the significant penalties for non-compliance.

(i)           Non-U.S. holders

(j)           Payments of stated interest and OID

As discussed under “—Source of the interest income and characterization of the Issuers,” stated interest income and OID on a Note may be considered U.S. source. Subject to discussions below under “—Information reporting and backup withholding” and “—Foreign Account Tax Compliance Act,” even if interest is treated as U.S. source (for this purpose, including any accrued OID), it generally will not be subject to U.S. federal withholding tax provided that:

•	the interest is not effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States;

•	the non-U.S. holder does not, actually or constructively, own 10% or more of the total combined voting power of all classes of our voting stock;

•	the non-U.S. holder is not a controlled foreign corporation that is related to us through actual or constructive stock ownership and is not a bank that received such Note on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; and

•	either (1) the non-U.S. holder certifies in a statement provided to the applicable withholding agent, under penalties of perjury, that it is not a “United States person” for U.S. federal income tax purposes and provides its name and address, (2) a securities clearing organization, bank or other financial institution that holds customers’ securities in the ordinary course of its trade or business and holds the Note on behalf of the non-U.S. holder certifies to the applicable withholding agent under penalties of perjury that it, or a financial institution between it and the non-U.S. holder, has received from the non-U.S. holder a statement certifying, under penalties of perjury, that such holder is not a United States person and provides the applicable withholding agent with a copy of such statement or (3) the non-U.S. holder holds its Note directly through a “qualified intermediary” and certain conditions are satisfied.

If the above conditions are not met, payments of interest to a non-U.S. holder that are treated as U.S. source will generally be subject to a 30% U.S. federal withholding tax, although a non-U.S. holder may be entitled to a reduction in or an exemption from withholding tax on interest if the non-U.S. holder provides the applicable withholding agent with a properly executed (1) IRS Form W-8BEN or W-8BEN-E claiming an exemption from or reduction of the withholding tax under the benefit of a tax treaty between the United States and the non-U.S. holder’s country of residence, or (2) IRS Form W-8ECI stating that interest paid on the Note is not subject to withholding tax because it is effectively connected with the conduct by the non-U.S. holder of a trade or business in the United States.

If interest paid to a non-U.S. holder is effectively connected with the non-U.S. holder’s conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, the non-U.S. holder maintains a permanent establishment in the United States to which such interest is attributable), then, although such interest will be exempt from U.S. federal withholding tax (provided, in the case of interest that is treated as U.S. source, the non-U.S. holder provides appropriate certification), the non-U.S. holder generally will be subject to U.S. federal income tax on such interest in the same manner as if such non-U.S. holder were a U.S. holder, regardless of whether the interest is treated as U.S. source or non-U.S. source. In addition, if the non-U.S. holder is a foreign corporation, any effectively connected earnings and profits, as adjusted for certain items, may be subject to a branch profits tax at a rate of 30% or lower applicable treaty rate.

(k)          Sale, exchange, retirement, redemption or other taxable disposition of Notes

Subject to the discussions below under “—Information reporting and backup withholding” and “—Foreign Account Tax Compliance Act,” any gain realized by a non-U.S. holder on the sale, exchange, retirement, redemption or other taxable disposition of a Note (other than any amount allocable to accrued and unpaid interest, which is taxable as interest and may be subject to the rules discussed above) generally will not be subject to U.S. federal income tax unless:

•	the gain is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, the non-U.S. holder maintains a permanent establishment in the United States to which such gain is attributable); or

•	the non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of the sale, exchange, retirement, redemption or other taxable disposition, and certain conditions are met.

A non-U.S. holder described in the first bullet point above will generally be required to pay U.S. federal income tax on the net gain derived from the disposition in the same manner as if such non-U.S. holder were a U.S. holder, and if such non-U.S. holder is a foreign corporation, an additional branch profits tax at a 30% rate (or a lower rate if so specified by an applicable income tax treaty) may apply to any effectively connected earnings and profits, as adjusted for certain items. A non-U.S. holder described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or, if applicable, a lower treaty rate) on the gain derived from the sale or other taxable disposition of a Note which may be offset by certain U.S.-source capital losses, provided the non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses, even though the non-U.S. holder is not considered a resident of the United States.

(l)            Information reporting and backup withholding

Payments of interest to a non-U.S. holder generally will not be subject to backup withholding, provided the applicable withholding agent does not have actual knowledge or reason to know that such holder is a United States person for U.S. federal income tax purposes, and the holder has provided the statement described above under “—Payments of stated interest and OID.” However, if interest is treated as U.S. source, payors will generally be required to report annually to the IRS and to the non-U.S. holder the amount of, and the tax withheld with respect to, any interest paid to the non-U.S. holder, regardless of whether any tax was actually withheld. Copies of these information returns may also be made available under the provisions of a specific treaty or agreement to the tax authorities of the country in which the non-U.S. holder resides.

A non-U.S. holder will not be subject to backup withholding or information reporting with respect to the proceeds of the sale or other disposition (including a retirement or redemption) of a Note within the United States or conducted through certain U.S.-related brokers if the payor receives the statement described above under “—Payments of stated interest and OID” and does not have actual knowledge or reason to know that such holder is a United States person for U.S. federal income tax purposes, or the holder otherwise establishes an exemption. Proceeds of a disposition of a Note paid outside the United States and conducted through a non-U.S. office of a non-U.S. broker (other than a U.S.-related broker as mentioned above) generally will not be subject to backup withholding or information reporting.

Backup withholding is not an additional tax and a non-U.S. holder generally will be entitled to credit any amounts withheld under the backup withholding rules against the holder’s U.S. federal income tax liability or may claim a refund provided that the required information is furnished to the IRS in a timely manner.

(m)          Foreign Account Tax Compliance Act

Withholding taxes may be imposed under Sections 1471 to 1474 of the Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”) to certain types of payments made to “foreign financial institutions” (as defined in the Code) and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on payments of U.S. source interest on debt instruments (including, for this purpose, any accrued OID) or (subject to the proposed Treasury Regulations discussed below) gross proceeds from the sale or other disposition of debt instruments which can produce U.S. source interest or certain “passthru payments” made to a “foreign financial institution” (as defined in the Code) or a “non-financial foreign entity” (as defined in the Code), unless (1) the foreign financial institution undertakes certain diligence and reporting obligations, (2) the non-financial foreign entity either certifies it does not have any “substantial United States owners” (as defined in the Code) or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in (1) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain “specified United States persons” or “United States owned foreign entities” (each as defined in the Code), annually report certain information about such accounts, and withhold 30% on payments to non-compliant foreign financial institutions and certain other account holders.

Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.

Under the applicable Treasury Regulations and administrative guidance, withholding under FATCA generally applies to payments of U.S. source interest on a Note. While withholding under FATCA would have applied also to payments of gross proceeds in certain circumstances, recently proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.

Prospective investors should consult their tax advisors regarding the potential application of withholding under FATCA to their investment in the Notes. In the event any withholding under FATCA is imposed with respect to any payments on the Notes, there generally will be no additional amounts payable to compensate for the withheld amount.

Other information presented in the Preliminary Offering Memorandum is deemed to have changed to the extent affected by the changes described herein.

This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of these notes or the offering. Please refer to the Preliminary Offering Memorandum for a complete description.

This communication is being distributed solely to persons reasonably believed to be qualified institutional buyers, as defined in Rule 144A under the Securities Act and outside the United States solely to Non-U.S. persons as defined under Regulation S under the Securities Act.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

SCHEDULE V

Form of Accession Agreement

___________, 2020

J.P. Morgan Securities LLC

c/o          J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

As Representative of the several Purchasers named in Schedule I of the Purchase Agreement

Reference is hereby made to that purchase agreement (the “Purchase Agreement”) dated May 8, 2020 among Venator Finance S.à r.l., a private limited liability company (société à responsabilité limitée) (“Venator Finance”) incorporated under the laws of the Grand Duchy of Luxembourg (“Luxembourg”), having its registered office at 8-10 avenue de la Gare, L-1610 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (R.C.S. Luxembourg) under number B215641 and Venator Materials LLC, a Delaware limited liability company (“Venator LLC” and, together with Venator Finance, the “Issuers”), and the Representative relating to the issuance and sale to the Purchasers of $225,000,000 in aggregate principal amount of the Issuers’ 9.500% Senior Secured Notes due 2025 (the “Notes”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

In connection with the occurrence of the applicable Post-Closing Date, the undersigned have guaranteed the Notes pursuant to the Post-Closing Supplemental Indenture. This Accession Agreement is being executed and delivered by the undersigned on the applicable Post-Closing Date.

1.            Accession. Each of the undersigned hereby acknowledges that it has received a copy of the Purchase Agreement and acknowledges and agrees with the Purchasers that by its execution and delivery hereof it shall (i) join and become a party to the Purchase Agreement; (ii) be bound by all covenants, agreements, representations, warranties and acknowledgements applicable to such party as set forth in and in accordance with the terms of the Purchase Agreement as if made by, and with respect to, it as of the date thereof and as of the Time of Delivery; and (iii) perform all obligations and duties as required of it in accordance with the Purchase Agreement. Each of the undersigned hereby represents and warrants that the representations and warranties set forth in clauses (e) through (n) of Section 1 of the Purchase Agreement applicable to such party are true and correct on and as of the date hereof with the same force and effect as if such representations and warranties had been made on and as of the date hereof.

2.            Counterparts. This Accession Agreement may be signed in one or more counterparts (which may be delivered in original form or facsimile or “pdf” file thereof), each of which shall constitute an original when so executed and all of which together shall constitute one and the same agreement.

3.            Amendments. No amendment or waiver of any provision of this Accession Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties thereto.

4.            Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

5.            APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS ACCESSION AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, each of the undersigned has caused this Accession Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date set forth above.

[POST-CLOSING GUARANTOR]

By:
Name:
Title:

The foregoing Accession Agreement is hereby confirmed and accepted by the Purchasers as of the date first above written.

On behalf of itself and as Representative of the several Purchasers

J.P. MORGAN SECURITIES LLC

By:

Name:
Title:

ANNEX I

In connection with offers and sales of Securities outside the United States:

(a)            Each Purchaser acknowledges that the Securities have not been registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Act.

(b)           Each Purchaser, severally and not jointly, represents, warrants and agrees that:

(i)            Such Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Time of Delivery, only in accordance with Regulation S under the Act (“Regulation S”) or Rule 144A or any other available exemption from registration under the Act.

(ii)           None of such Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

(iii)          At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S.”

(iv)            Such Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Issuers.

Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

(c)            Each Purchaser acknowledges that no action has been or will be taken by the Issuers that would permit a public offering of the Securities, or possession or distribution of any of the Pricing Disclosure Package, the Offering Memorandum, any Issuer Supplemental Disclosure Document or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.

1

EXHIBIT 1

Mortgaged Property

(a)  1895 Doug Barnard Parkway, Augusta, Georgia 30906

(b) 3700 East Olympic Boulevard, Los Angeles, California, 90023

2

EXHIBIT 2

Mortgage-Related Requirements

Each Issuer shall or shall cause the applicable Guarantor to deliver to the Purchasers, the Trustee and the Notes Collateral Agent each of the following documents, which shall be reasonably satisfactory in form and substance to the Purchasers, the Trustee and the Notes Collateral Agent and each of their respective counsel with respect to the Mortgaged Property, as appropriate:

(i)            Mortgages. Fully executed counterparts of Mortgages covering the Mortgaged Property, in accordance with the requirements of the Indenture, duly executed by the applicable Issuer or such Guarantor, together with satisfactory evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such Mortgage (and payment of any taxes or fees in connection therewith), together with (a) any necessary fixture filings, as may be necessary to create a valid, perfected first priority lien, subject to Permitted Liens, against the properties purported to be covered thereby and (b) evidence of the payment in full by the applicable Issuer or the applicable Guarantor of all mortgage tax, recording fees and all title search and examination costs (or that satisfactory arrangements for such payments have been made).

(ii)           Title Insurance. With respect to each Mortgage encumbering any Mortgaged Property, a mortgagee’s title insurance policies in favor of the Notes Collateral Agent, and its successors and/or assigns, in the form necessary to insure that the interests created by the Mortgages constitute valid first priority liens thereon, free and clear of all liens, defects and encumbrances, other than Permitted Liens. Each such title policy shall be in an amount consistent with the amount such mortgaged property is insured for under the Senior Credit Facilities, shall include all such endorsements as required under the Senior Credit Facilities and shall be accompanied by evidence of the payment in full by the applicable Issuer or the applicable Guarantor of all mortgage tax, recording fees and all title insurance premiums (or that satisfactory arrangements for such payments have been made).

(iii)          Surveys and Opinions. Either (i) new ALTA/NSPS land title surveys or (ii) affidavits of no change with respect to any existing surveys sufficient for the title company to remove the standard survey exception and issue the survey related endorsements (and any updates or affidavits that the title company may reasonably require in connection with the issuance of the title insurance policies) and local opinions consistent with the opinions delivered under the Senior Credit Facilities.

(iv)          Additional Documents. Such other documents, instruments, certificates and agreements, reasonably necessary to comply with clauses (i), (ii) and (iii) above  and necessary to perfect the Notes Collateral Agent’s security interest, with the lien priority required by the Indenture in such Mortgaged Properties.

3

EXHIBIT 3

Security Agreements

Security Agreements as of the Time of Delivery

#	Security Agreement	Security Provider(s)
1.	New York law governed security agreement	Venator Materials LLC Venator Americas Holdings LLC Venator Chemicals LLC Venator Americas LLC Venator Investments Ltd
2.	New York law governed patent security agreement	Venator Americas LLC Venator Chemicals LLC
3.	New York law governed trademark security agreement	Venator Materials LLC Venator Americas LLC Venator Chemicals LLC
4.	English law debenture

Creambay Limited

Venator P&A Holdings UK Limited

Venator Pigments (UK) Limited

Venator Materials UK Limited

Venator International Holdings UK Limited

Venator Investments UK Limited

Venator Materials International UK Limited

Venator Group

Venator Materials PLC

5.	English law charge over book debts and accounts	Venator Germany GmbH
6.	English law charge over shares and investments	Venator Finance S.à.r.l.
7.	Amended and restated receivables pledge agreement	Venator P&A Finland Oy
8.	Amended and restated floating charge pledge agreement	Venator P&A Finland Oy
9.	Amended and restated agreement on real estate mortgage	Venator P&A Finland Oy
10.	Amended and restated share pledge agreement in respect of shares in Venator P&A Finland Oy	Venator Materials International UK Limited
11.	Luxembourg law governed amended and restated share pledge agreement in respect of shares in Venator Finance S.à r.l.	Venator Materials PLC

4

#	Security Agreement	Security Provider(s)
12.	Deed of Hypothec	Venator Group Canada Inc.
13.	Intellectual Property Security Agreement	Venator Group Canada Inc.
14.	Canadian Collateral Agreement	Venator Group Canada Inc.

5

Post-Closing Security Agreements

#	Security Agreement	Security Provider(s)	Time Period for Completion
1.	English law charge over book debts and accounts	Venator Spain S.L.U. Venator France SAS	Within 90 days of the Time of Delivery (provided that to the extent that the state of emergency (estado de alarma) declared by the Spanish Government to be able to manage the health crisis situation caused by COVID-19 coronavirus has not been lifted by the end of such period, such period shall be automatically extended until the date that is ten Business Days after such state of alarm has been lifted).
2.	Spanish law governed first-ranking pledge over the shares in Venator P&A Spain S.L.U.	Venator Materials International UK Limited	Within 90 days of the Time of Delivery (provided that to the extent that the state of emergency (estado de alarma) declared by the Spanish Government to be able to manage the health crisis situation caused by COVID-19 coronavirus has not been lifted by the end of such period, such period shall be automatically extended until the date that is ten Business Days after such state of alarm has been lifted).

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#	Security Agreement	Security Provider(s)	Time Period for Completion
3.	Spanish law governed first-ranking pledge over bank accounts	Venator P&A Spain S.L.U.	Within 90 days of the Time of Delivery (provided that to the extent that the state of emergency (estado de alarma) declared by the Spanish Government to be able to manage the health crisis situation caused by COVID-19 coronavirus has not been lifted by the end of such period, such period shall be automatically extended until the date that is ten Business Days after such state of alarm has been lifted).
4.	Spanish law governed first-ranking pledge over trade receivables	Venator P&A Spain S.L.U.	Within 90 days of the Time of Delivery (provided that to the extent that the state of emergency (estado de alarma) declared by the Spanish Government to be able to manage the health crisis situation caused by COVID-19 coronavirus has not been lifted by the end of such period, such period shall be automatically extended until the date that is ten Business Days after such state of alarm has been lifted).

#	Security Agreement	Security Provider(s)	Time Period for Completion
5.	Spanish law governed irrevocable power attorney granted in relation to the Spanish pledge agreements	Venator Materials International UK Limited and Venator P&A Spain S.L.U.	Within 90 days of the Time of Delivery (provided that to the extent that the state of emergency (estado de alarma) declared by the Spanish Government to be able to manage the health crisis situation caused by COVID-19 coronavirus has not been lifted by the end of such period, such period shall be automatically extended until the date that is ten Business Days after such state of alarm has been lifted).
6.	Second Ranking Securities Account Pledge granted by Venator Materials UK Limited (f/k/a Huntsman P&A UK Limited) over its shares in Venator France (f/k/a Huntsman P&A France SAS)	Venator Materials UK Limited (f/k/a Huntsman P&A UK Limited)	Within 90 days of the Time of Delivery.
7.	Second Ranking Securities Account Pledge granted by Venator Materials International UK Limited (f/k/a Huntsman Spin UK Limited)over its shares in Venator France SAS (f/k/a Huntsman P&A France SAS)	Venator Materials International UK Limited (f/k/a Huntsman Spin UK Limited)	Within 90 days of the Time of Delivery.

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#	Security Agreement	Security Provider(s)	Time Period for Completion
8.	Second Ranking Securities Account Pledge granted by Venator France SAS (f/k/a Huntsman P&A France SAS) over its shares in (i) Venator Chemicals France (f/k/a Holliday France SAS), (ii) Venator International France SAS (f/k/a Holliday International SAS) and (iii) Venator Pigments France SAS (f/k/a Holliday Pigments SAS)	Venator France SAS (f/k/a Huntsman P&A France SAS)	Within 90 days of the Time of Delivery.
9.	Second Ranking Bank Account Pledge to be granted by Venator France SAS (f/k/a Huntsman P&A France SAS)	Venator France SAS (f/k/a Huntsman P&A France SAS)	Within 90 days of the Time of Delivery.
10.	Second Ranking Bank Account Pledge to be granted by Venator Chemicals France SAS (f/k/a Holliday France)	Venator Chemicals France SAS (f/k/a Holliday France)	Within 90 days of the Time of Delivery.
11.	Second Ranking Bank Account Pledge to be granted by Venator International France SAS (f/k/a Holliday International SAS)	Venator International France SAS (f/k/a Holliday International SAS)	Within 90 days of the Time of Delivery.
12.	Second Ranking Bank Account Pledge to be granted by Venator Pigments France SAS (f/k/a Holliday Pigments SAS)	Venator Pigments France SAS (f/k/a Holliday Pigments SAS)	Within 90 days of the Time of Delivery.
13.	German law governed share pledge over the shares in Venator Holdings Germany GmbH to be granted by Venator Materials International UK Limited as pledgor	Venator Materials International UK Limited	Within 90 days of the Time of Delivery.

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#	Security Agreement	Security Provider(s)	Time Period for Completion
14.	German law governed share pledge over the shares in Venator Germany GmbH, Venator Pigments Holding GmbH, Venator Wasserchemie Holding GmbH and Silo Pigmente GmbH to be granted by Venator Holdings Germany GmbH as pledgor	Venator Holdings Germany GmbH	Within 90 days of the Time of Delivery.
15.	German law governed share pledge over the shares in Venator Wasserchemie GmbH to be granted by Venator Wasserchemie Holding GmbH as pledgor	Venator Wasserchemie Holding GmbH	Within 90 days of the Time of Delivery.
16.	German law governed share pledge over the shares in Venator Uerdingen GmbH to be granted by with Venator Germany GmbH as pledgor	Venator Germany GmbH	Within 90 days of the Time of Delivery.
17.	German law governed partnership interest pledge over the partnership interests in Venator Pigments GmbH & Co. KG to be granted by Venator Pigments Holding GmbH and Silo Pigmente GmbH as pledgors	Venator Pigments Holding GmbH and Silo Pigmente GmbH	Within 90 days of the Time of Delivery.

#	Security Agreement	Security Provider(s)	Time Period for Completion
18.	German law governed global assignment in relation to certain trade, insurance and intercompany receivables to be granted by Venator Germany GmbH as assignor	Venator Germany GmbH	Within 90 days of the Time of Delivery.
19.	German law governed security transfer in relation to certain current assets to be granted by Venator Germany GmbH as transferor	Venator Germany GmbH	Within 90 days of the Time of Delivery.
20.	German law governed account pledge to be granted by Venator Pigments GmbH & Co. KG as pledgor	Venator Pigments GmbH & Co. KG	Within 90 days of the Time of Delivery (provided that if by the end of such period any governmental orders due to COVID-19 are in force that would limit the ability to convene a partners’ meeting, such period shall be automatically extended to 60 days after such governmental orders are revoked).
21.	German law governed account pledge to be granted by Venator Pigments Holding GmbH as pledgor	Venator Pigments Holding GmbH	Within 90 days of the Time of Delivery.
22.	German law governed account pledge to be granted by Silo Pigmente GmbH as pledgor	Silo Pigmente GmbH	Within 90 days of the Time of Delivery.

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#	Security Agreement	Security Provider(s)	Time Period for Completion
23.	German law governed account pledge to be granted by Venator Germany GmbH as pledgor	Venator Germany GmbH	Within 90 days of the Time of Delivery.
24.	German law governed account pledge to be granted by Venator Holdings Germany GmbH as pledgor	Venator Holdings Germany GmbH	Within 90 days of the Time of Delivery.
25.	German law governed security purpose agreement to be entered into by Venator Germany GmbH as chargor	Venator Germany GmbH	Within 90 days of the Time of Delivery.

EXHIBIT 4

Post-Closing Collateral Requirements

(a)	For each of the real properties listed on Exhibit 1 hereto, the Representative shall have received the documents or evidence of completion of the actions specified on Exhibit 2 hereto no later than 90 days following the Time of Delivery (or as soon as practicable thereafter using commercially reasonable efforts).

(b)	Those Security Agreements listed on Exhibit 3 hereto within the time periods set forth therein.

EXHIBIT 5-A

Form of Opinions and Negative Assurance Letter of Latham & Watkins LLP

Form of Tax Opinion of Latham & Watkins LLP

Form of Negative Assurance Letter of Latham & Watkins LLP

EXHIBIT 5-B

Form of Opinion and Negative Assurance Letter of NautaDutilh Avocats Luxembourg S.à r.l.

EXHIBIT 5-C

Form of Opinion of Blake, Cassels & Graydon LLP

EXHIBIT 5-D

Form of Opinion of Roschier, Attorneys Ltd.

EXHIBIT 5-E

Form of Opinion of Maples and Calder

EXHIBIT 5-F

Form of Opinion of Latham & Watkins LLP (as UK counsel for the Issuers)

EXHIBIT 5-G

Form of Opinion of Latham & Watkins LLP (as German counsel for the Issuers)

EXHIBIT 5-H

FORM OF OPINION OF LATHAM & WATKINS (MADRID)

EXHIBIT 5-I

FORM OF OPINION OF LATHAM & WATKINS A.A.R.P.I.

EXHIBIT 6

CHIEF FINANCIAL OFFICER’S CERTIFICATE
OF VENATOR MATERIALS PLC

May 8, 2020

The undersigned, as the Chief Financial Officer of Venator Materials PLC, a public limited company organized under the laws of England and Wales (the “Parent”), in connection with the offering of $225,000,000 aggregate principal amount of 9.500% Senior Secured Notes due 2025 (the “Notes”) of Venator Finance S.à r.l. (“Venator Finance”) and Venator Materials LLC (“Venator LLC” and, together with Venator Finance, the “Issuers”), each a wholly owned subsidiary of the Parent, pursuant to Section 8(d) of the purchase agreement dated May 8, 2020 (the “Purchase Agreement”) between the Issuers, the guarantors named therein and J.P. Morgan Securities LLC, as representative of the several initial purchasers named in Schedule I thereto (the “Purchasers”), hereby certifies, solely in his capacity as an officer of the Parent and not individually, on behalf of the Parent and the Issuers as follows:

1. I am the duly elected, qualified and acting Chief Financial Officer of the Parent and am providing this certificate based on my examination of the internal accounting records of Parent and its subsidiaries.

2. I am knowledgeable with respect to the internal accounting records and internal accounting practices, policies, procedures and controls of the Parent and have responsibility for financial and accounting matters with respect to the Parent and its subsidiaries.

3. The undersigned has read such financial statements, books, records or schedules or analyses derived therefrom of the Parent and its subsidiaries that the undersigned has deemed necessary to make the certifications set forth herein.

4. I have reviewed the financial data and information identified by you in certain pages from the Pricing Disclosure Package attached hereto as Exhibit A and have compared such financial data and information to a schedule prepared by the Parent from its accounting records and found such amounts to be in agreement. I (a) compared the amounts in the schedule to the underlying accounting records and found such amounts to be in agreement and (b) determined that the schedule was mathematically accurate.

This certificate is to assist the Purchasers in conducting and documenting their investigation of the affairs of the Parent, the Issuers and the Guarantors in connection with the offering of the Notes. Capitalized terms used but not defined in this certificate shall have the meanings ascribed thereto in the Purchase Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto set my hand as of the date first written above.

By:
Name:
Title:

Exhibit A

Exhibit 7

Solely in their capacity as selling agents and not Purchasers:

J.P. Morgan Markets Limited

Citigroup Global Markets Limited

HSBC Bank plc

Goldman Sachs International